UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Rule 14a-12

REVLON, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

REVLON, INC.
237 PARK AVENUE
NEW YORK, NY 10017
April 21, 2009

Dear Stockholders:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Revlon, Inc., which will be held at 10:00 a.m., Eastern Time, on Thursday, June 4, 2009, at Revlon’s offices at 237 Park Ave., 13th Floor, New York, NY 10017. The matters to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Please also see the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for important information that you will need in order to pre-register for admission to the meeting, if you plan to attend the 2009 Annual Meeting in person.

While stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the 2009 Annual Meeting. Accordingly, in accordance with rules adopted by the U.S. Securities and Exchange Commission, we are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials (instead of a paper copy of the Proxy Statement and our 2008 Annual Report) which contains instructions on how stockholders can access the proxy materials over the Internet and vote electronically. The Notice of Internet Availability of Proxy Materials also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the Proxy Statement, the 2008 Annual Report and a form of proxy card. Our proxy materials are being furnished to stockholders on or about April 21, 2009.

Whether or not you plan to attend the 2009 Annual Meeting, we urge you to vote your shares, regardless of the number of shares you hold, by utilizing the voting options available to you as described in the Notice of Internet Availability of Proxy Materials and our Proxy Statement. This will not restrict your right to attend the 2009 Annual Meeting and vote your shares in person, should you wish to change your prior vote.

Thank you for your interest in and participation in the affairs of Revlon.

Sincerely yours,

David L. Kennedy
President and Chief Executive Officer

REVLON, INC.
237 PARK AVENUE
NEW YORK, NY 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Revlon, Inc.

The 2009 Annual Meeting of Stockholders of Revlon, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., Eastern Time, on Thursday, June 4, 2009, at Revlon’s offices at 237 Park Ave., 13th Floor, New York, NY 10017. The following proposals will be voted on at the 2009 Annual Meeting:

1. The election of the following persons as members of the Board of Directors of the Company to serve until the next Annual Meeting and until such directors’ successors are elected and shall have been qualified: Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Alan T. Ennis, Meyer Feldberg, Ann D. Jordan, David L. Kennedy, Debra L. Lee, Tamara Mellon, Barry F. Schwartz, Kathi P. Seifert and Kenneth L. Wolfe;

2. The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009; and

3. The transaction of such other business as may properly come before the 2009 Annual Meeting.

A Proxy Statement describing the matters to be considered at the 2009 Annual Meeting accompanies this notice. Only stockholders of record at 5:00 p.m., Eastern Time, on April 9, 2009 are entitled to notice of, and to vote at, the 2009 Annual Meeting and at any adjournments thereof. For at least ten days prior to the 2009 Annual Meeting, a list of stockholders entitled to vote at the 2009 Annual Meeting will be available for inspection during normal business hours at the offices of the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, and such list also will be available at the 2009 Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the June 4, 2009 Annual Stockholders’ Meeting:

We are delivering our Proxy Statement and 2008 Annual Report this year under U.S. Securities and Exchange Commission rules that require companies to make proxy materials available to their stockholders over the Internet and to furnish notice of Internet access to such materials. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to all of our stockholders (stockholders who have a request for paper copies on file with us, our transfer agent or their broker will receive paper copies of our proxy materials in the mail). A paper copy of our proxy materials may be requested through one of the methods described in the Notice of Internet Availability of Proxy Materials. Our Proxy Statement, including the Notice of Annual Meeting of Stockholders, and our 2008 Annual Report to Stockholders, are available at www.proxyvote.com (where stockholders may also vote their shares, over the Internet) and at www.revloninc.com.

Whether or not you plan to attend the 2009 Annual Meeting, your vote is important. Please promptly submit your proxy by Internet, telephone or mail by following the instructions found on your Notice of Internet Availability of Proxy Materials or proxy card. Your proxy can be withdrawn by you at any time before it is voted at the 2009 Annual Meeting.

If you plan to attend the 2009 Annual Meeting in person, you should check the appropriate box on your proxy card (or indicate that you will attend when prompted by electronic voting means which you may access) indicating that you intend to do so and you will need to present valid picture identification, such as a driver’s license or passport, in order to be admitted to the meeting. If your shares are held other than as a stockholder of record (such as beneficially through a brokerage, bank or other nominee account), you will need to present original documents (copies will not be accepted) to evidence your stock ownership as of the April 9, 2009 record date, such as an original of a legal proxy from your bank or broker (“Requests for Admission” will not be accepted), your brokerage account statement demonstrating that you held Revlon, Inc. Class A Common Stock in your account on the April 9, 2009 record date, or, if you did not already return it to your bank or broker, an original voting instruction form issued by your bank or broker, demonstrating that you held Revlon, Inc. Class A Common Stock in your account on the

April 9, 2009 record date. Please see our Proxy Statement for information on how to pre-register for the meeting, should you wish to attend.

As previously disclosed, in September 2008, the Company completed a 1-for-10 reverse stock split of its Class A and Class B Common Stock (the “Reverse Stock Split”) pursuant to which each ten (10) shares of Revlon, Inc. Class A and Class B Common Stock issued and outstanding immediately prior to 11:59 p.m. on September 15, 2008 were automatically combined into one (1) share of Class A Common Stock and Class B Common Stock, respectively, subject to the elimination of fractional shares. The Company has determined that stockholders who have not yet surrendered their shares to the Company’s transfer agent for exchange in connection with the Reverse Stock Split will be considered stockholders of record and will be permitted to receive these proxy materials, vote their shares (after giving effect to the 1-for-10 Reverse Stock Split) and attend the 2009 Annual Meeting.

In order to expedite the admission registration process, we encourage stockholders to pre-register in accordance with the pre-registration procedures set forth in our Proxy Statement.

Thank you.

By Order of the Board of Directors

Michael T. Sheehan
Senior Vice President, Deputy General Counsel
and Assistant Secretary

April 21, 2009

PLEASE PROMPTLY SUBMIT YOUR VOTE BY INTERNET, TELEPHONE OR MAIL BY FOLLOWING THE INSTRUCTIONS FOUND ON YOUR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, VOTING INSTRUCTION FORM OR PROXY CARD. THIS WILL ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES.

Annual Cash Bonus — Executive Bonus Plan	16
Long-Term Compensation — The Stock Plan	17
Other Compensation and Benefit Programs	18
How the Company Determines the Amount (and, Where Applicable, the Formula) for Each Element of Compensation to Pay and How Each Compensation Element and the Company’s Decisions Regarding that Element Fit into the Company’s Overall Compensation Objectives and May Affect Decisions Regarding Other Elements	19
Role of the Compensation Committee	19
Tax Deductibility of Executive Compensation	20
EXECUTIVE COMPENSATION	20
SUMMARY COMPENSATION TABLE	21
Employment Agreements and Payments Upon Termination and Change of Control	23
Change of Control Payments	25
GRANTS OF PLAN-BASED AWARDS	27
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	28
OPTION EXERCISES AND STOCK VESTED	30
PENSION BENEFITS	31
NON-QUALIFIED DEFERRED COMPENSATION	33
DIRECTOR COMPENSATION	33
OWNERSHIP OF COMMON STOCK	35
EQUITY COMPENSATION PLAN INFORMATION	37
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	37
Transfer Agreements	37
Reimbursement Agreements	38
Tax Sharing Agreements	38
Registration Rights Agreement	39
2004 Consolidated MacAndrews & Forbes Line of Credit	40
Fidelity Stockholders Agreement	40
MacAndrews & Forbes Senior Subordinated Term Loan	40
Other	41
Review and Approval of Transactions with Related Persons	42
CODE OF BUSINESS CONDUCT AND SENIOR FINANCIAL OFFICER CODE OF ETHICS	43
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	43
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF KPMG LLP	43
VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION	44
AUDIT FEES	44
GENERAL RULES APPLICABLE TO STOCKHOLDER PROPOSALS	45
VOTING THROUGH THE INTERNET OR BY TELEPHONE	46
ADDITIONAL INFORMATION	46
OTHER BUSINESS	47
REVLON, INC. BOARD GUIDELINES FOR ASSESSING DIRECTOR INDEPENDENCE	Annex A-1
REVLON, INC. 2009 AUDIT COMMITTEE PRE-APPROVAL POLICY	Annex B-1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why am I receiving these proxy materials?

A.	Our Board of Directors is providing this Proxy Statement and other materials to you in connection with the Company’s 2009 Annual Meeting of Stockholders. This Proxy Statement describes the matters proposed to be voted on at the 2009 Annual Meeting, including the election of directors, the ratification of the selection of the Company’s independent registered public accounting firm for 2009 and such other business as may properly come before the 2009 Annual Meeting. The approximate date on which these proxy materials are being made available to you is April 21, 2009.

Q.	Why did I receive a notice regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at our 2009 annual meeting, we are making the proxy materials and our 2008 Annual Report available to our stockholders electronically via the Internet. On or about April 21, 2009, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”). The Internet Notice contains instructions on how stockholders may access and review our proxy materials and our 2008 Annual Report over the Internet and vote electronically, as well as instructions on how stockholders can receive a paper copy of our proxy materials, including the 2009 Proxy Statement, the 2008 Annual Report and a form of proxy card. Otherwise, you will not receive a printed copy of the proxy materials (unless you already had a request for paper copies on file with us, our transfer agent or your broker). Instead, the Internet Notice will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet. If you would like to receive a printed copy of the proxy materials, please follow the instructions included in the Internet Notice for requesting printed materials.

Important Notice Regarding the Availability of Proxy Materials for the June 4, 2009 Annual Stockholders’ Meeting:

•	Our 2009 Proxy Statement, including the Notice of Annual Meeting of Stockholders, and 2008 Annual Report to Stockholders are available at www.proxyvote.com (where stockholders may also vote their shares, over the Internet) and www.revloninc.com.

Q.	How can I request paper copies of proxy materials?

A.	If you only received the Internet Notice, you will not receive a printed copy of the proxy materials unless you request them. There is no charge imposed by the Company for requesting a copy. To request paper copies, stockholders can go to www.proxyvote.com and follow the instructions posted for requesting materials, call 1-800-579-1639 or send an email to sendmaterial@proxyvote.com. If you request materials by email, send a blank email with your Control Number(s) (located in the Internet Notice) in the subject line. To facilitate timely delivery of paper copies of requested materials, please make your paper copy request no later than May 21, 2009.

Q.	When and where is the 2009 Annual Meeting?

A.	The 2009 Annual Meeting will be held at 10:00 a.m., Eastern Time, on Thursday, June 4, 2009, at Revlon’s offices at 237 Park Ave., 13th Floor, New York, NY 10017.

Q.	What is the purpose of the 2009 Annual Meeting?

A.	At the 2009 Annual Meeting, the Company’s stockholders will act upon the following matters set forth in the Notice of Annual Meeting of Stockholders:

•	The election of the following persons as members of the Company’s Board of Directors to serve until the next Annual Meeting and until such directors’ successors are elected and shall have been qualified: Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Alan T. Ennis, Meyer Feldberg, Ann D. Jordan, David L. Kennedy, Debra L. Lee, Tamara Mellon, Barry F. Schwartz, Kathi P. Seifert and Kenneth L. Wolfe (if any nominee is unable or declines unexpectedly to stand for election as a director

i

at the 2009 Annual Meeting, proxies will be voted for a nominee designated by the present Board to fill any such vacancy);

•	The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009; and

•	The transaction of such other business as may properly come before the 2009 Annual Meeting.

Q.	What are the voting recommendations of the Board?

A.	The Board recommends the following votes:

•	FOR each of the director nominees (all of whom are currently directors); and

•	FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.	Many holders of the Company’s Class A Common Stock hold such shares through a broker or other nominee (i.e., a beneficial owner) rather than directly in their own name (i.e., a stockholder of record). As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•	Stockholder of Record. If your shares are registered in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, as of 5:00 p.m., Eastern Time, on the April 9, 2009 record date, you are considered the stockholder of record with respect to those shares, and these proxy materials are being made available, electronically or otherwise, directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or to vote in person at the 2009 Annual Meeting. The Company has made available a proxy card or electronic voting means for you to use for voting purposes.

•	Reverse Stock Split. As previously disclosed, in September 2008, the Company effected a 1-for-10 reverse stock split of its Class A and Class B Common Stock (the “Reverse Stock Split”) pursuant to which each ten (10) shares of Revlon Class A and Class B Common Stock issued and outstanding immediately prior to 11:59 p.m. on September 15, 2008 were automatically combined into one (1) share of Class A Common Stock and Class B Common Stock, respectively, subject to the elimination of fractional shares. The Company has determined that stockholders who have not yet surrendered their shares to the Company’s transfer agent for exchange in connection with the Reverse Stock Split will be considered stockholders of record and will be permitted to receive these proxy materials, vote their shares (after giving effect to the 1-for-10 Reverse Stock Split) and attend the 2009 Annual Meeting.

•	Beneficial Owner. If your shares are held in a brokerage account or by another nominee as of 5:00 p.m., Eastern Time, on the April 9, 2009 record date, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being made available, electronically or otherwise, by the Company to your broker, nominee or trustee and they should forward these materials to you, together with a voting instruction form if furnished via paper copy to your broker, trustee or nominee.

Q.	How do I vote?

A.	You may vote using one of the following methods:

Internet.  For all holders of our common stock (whether a stockholder of record or a beneficial owner), to vote through the Internet, log on to the Internet and go to www.proxyvote.com and follow the steps on the secure website (have your Internet Notice or your proxy card available as you will need to reference your assigned Control Number(s)). You may vote on the Internet up until 11:59 p.m. Eastern Time the day before the 2009 Annual Meeting (i.e., by June 3, 2009). If you vote by the Internet, you need not return your proxy card (if you received one), unless you wish to change your Internet vote.

Telephone.  You may vote by telephone by calling the toll-free number on your proxy card up until 11:59 p.m., Eastern Time, on the date before the 2009 Annual Meeting (i.e., by June 3, 2009) and following the pre-recorded instructions (have your Internet Notice or your proxy card available when you call as you will need to reference your assigned Control Number(s)). If you vote by telephone, you should not return your proxy card (if you received one), unless you wish to change your Internet vote.

Mail.  If you received your proxy materials by mail, due to having a request for paper copies on file with us, our transfer agent or your broker, you may vote by mail by appropriately marking your proxy card, dating and signing it, and returning it in the postage-prepaid envelope provided, or to Vote Processing (Revlon), c/o Broadridge, 51 Mercedes Way, Edgewood, N.J. 11717, for receipt prior to the closing of the voting polls for the 2009 Annual Meeting.

In Person.  You may vote your shares in person by attending the 2009 Annual Meeting and submitting a valid proxy at the 2009 Annual Meeting. If you are a “registered owner” or “record holder” (i.e., you are listed as a stockholder on the books and records of our common stock transfer agent), you may vote in person by submitting your previously furnished proxy or casting a common stock ballot furnished by the Company at the Meeting prior the closing of the polls; if you are a “beneficial owner” (i.e., the shares are held by your nominee, such as a bank or broker, in “street name”), you may not vote your shares in person at the 2009 Annual Meeting unless you obtain and present to the Company an original (copies will not be accepted) legal proxy from your bank or broker (“Requests for Admission” will not be accepted) authorizing you to vote the shares.

Voting, Generally.  All shares that have been voted properly by an unrevoked proxy will be voted at the 2009 Annual Meeting in accordance with your instructions. In relation to how your proxy will be voted, see “How will my proxy be voted?” below.

If you are a “beneficial owner” because your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the stockholder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your nominee on how to vote your shares. The broker is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker may vote your shares with respect to the election of directors (Proposal 1) and the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2).

Q.	Who can vote?

A.	Only stockholders of record of Revlon, Inc. Class A and Class B Common Stock at 5:00 p.m., Eastern Time, on April 9, 2009, the record date for the 2009 Annual Meeting, or those who have been granted and present an original, signed, valid legal proxy in appropriate form from a holder of record of Revlon, Inc. Class A or Class B Common Stock as of 5:00 p.m., Eastern Time, on April 9, 2009, are entitled to vote. Each share of the Company’s Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes.

As previously disclosed, in September 2008, the Company effected a 1-for-10 Reverse Stock Split of its Class A and Class B Common Stock pursuant to which each ten (10) shares of Revlon Class A and Class B Common Stock issued and outstanding immediately prior to 11:59 p.m. on September 15, 2008 were automatically combined into one (1) share of Class A Common Stock and Class B Common Stock, respectively, subject to the elimination of fractional shares. The Company has determined that stockholders who have not yet surrendered their shares to the Company’s transfer agent for exchange in connection with the Reverse Stock Split will be considered stockholders of record and will be permitted to receive these proxy materials, vote their shares (after giving effect to the 1-for-10 Reverse Stock Split) and attend the 2009 Annual Meeting.

Q.	How will my proxy be voted?

A.	Your proxy, when properly submitted to us, and not revoked, will be voted in accordance with your instructions. If you do not give other instructions on your submitted proxy, the persons designated by the Company as proxies will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth in the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote: (1) FOR each of the 12 director nominees identified in this Proxy Statement (all of whom are currently directors) and (2) FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009.

Although we are not aware of any other matter that may be properly presented at the 2009 Annual Meeting, if any other matter is properly presented, the persons designated by the Company as proxies may vote on such matters in their discretion.

Q.	Can I change or revoke my vote?

A.	Yes. If you are a stockholder of record, you can change or revoke your vote at any time before it is voted at the 2009 Annual Meeting by:

•	executing and delivering a proxy bearing a later date, which must be received by the Assistant Secretary of the Company at 237 Park Avenue, 14th Floor, New York, NY 10017, Attention: Michael T. Sheehan, before the original proxy is voted at the 2009 Annual Meeting;

•	filing a written revocation or written notice of change, as the case may be, which must be received by the Company’s Assistant Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, Attention: Michael T. Sheehan, before the original proxy is voted at the 2009 Annual Meeting; or

•	attending the 2009 Annual Meeting and voting in person.

If you are a beneficial owner, please follow the voting instructions sent to you by your broker, trustee or nominee to change or revoke your vote.

To revoke a vote previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

Q.	What if I am a participant in the Revlon 401(k) Plan?

A.	This Proxy Statement is being furnished to you if Revlon, Inc. Class A Common Stock is allocated to your account within the Revlon Employees’ Savings, Investment and Profit Sharing Plan (the “401(k) Plan”). The trustee of the 401(k) Plan, as the record holder of the Company’s shares held in the 401(k) Plan, will vote the shares allocated to your account under the 401(k) Plan in accordance with your instructions. If the trustee of the 401(k) Plan does not otherwise receive voting instructions for shares allocated to your 401(k) Plan Account, the trustee, in accordance with the 401(k) Plan trust agreement, will vote any such shares in the same proportion as it votes those shares allocated to 401(k) Plan participants’ accounts for which voting instructions were received. 401(k) Plan participants must submit their voting instructions to the trustee of our 401(k) Plan in accordance with the instructions included with the proxy card or Internet Notice by June 1, 2009 to allow the trustee time to receive such voting instructions and vote on behalf of participants in the 401(k) Plan. Voting instructions received from 401(k) Plan participants after June 1, 2009, under any method, will not be considered timely and will be voted by the trustee at the 2009 Annual Meeting in the manner described in this paragraph above for non-votes.

Q.	Who can attend the 2009 Annual Meeting?

A.	Anyone who was a stockholder as of 5:00 p.m., Eastern Time, on April 9, 2009, the record date for the 2009 Annual Meeting, and who provides the necessary identification may attend the 2009 Annual Meeting, subject to space limitations. The Company has determined that stockholders who have not yet surrendered their shares to the Company’s transfer agent for exchange in connection with the Reverse Stock Split will be considered stockholders of record and will be permitted to receive these proxy materials, vote their shares (after giving effect to the 1-for-10 Reverse Stock Split) and attend the 2009 Annual Meeting. Directions to the address for the 2009 Annual Meeting are available on various Internet travel sites (e.g., MapQuest, etc.), or you may seek assistance from the Company when pre-registering.

To attend the 2009 Annual Meeting, please follow these instructions:

•	If you are a stockholder of record on the April 9, 2009 record date, check the appropriate box on the proxy card (or indicate that you will attend when prompted by electronic voting means which you may access)

indicating that you plan on attending the 2009 Annual Meeting, and please present at the meeting a valid picture identification, such as a driver’s license or passport.

•	If you are a stockholder whose shares are held in a brokerage account or by another nominee, please present at the meeting valid picture identification, such as a driver’s license or passport, as well as original proof of ownership of shares of Revlon Class A Common Stock as of 5:00 p.m., Eastern Time, on the April 9, 2009 record date, in order to be admitted to the 2009 Annual Meeting. As noted, you will need to present original evidence of stock ownership, such as an original of a legal proxy from your bank or broker (“Requests for Admission” will not be accepted), your brokerage account statement, demonstrating that you held Revlon, Inc. Class A Common Stock in your account as of 5:00 p.m., Eastern Time, on the April 9, 2009 record date, or, if you did not already return it to your bank or broker, an original voting instruction form issued by your bank or broker, demonstrating that you held Revlon, Inc. Class A Common Stock in your account as of 5:00 p.m., Eastern Time, on the April 9, 2009 record date.

In order to ensure the safety and security of our annual meeting attendees, packages and bags may be inspected and may have to be checked and, in some cases, may not be permitted. We reserve the right to limit attendance and access to the meeting due to space limitations. We thank you in advance for your cooperation with these security measures.

Q.	Should I pre-register for the 2009 Annual Meeting?

A.	In order to expedite the admission registration process required for you to enter the 2009 Annual Meeting, we encourage stockholders to pre-register by phone by calling Amy Heidingsfelder, Senior Manager, Legal Services, at (212) 527-5628, Meaghan Connerty, Senior Corporate Legal Assistant, at (212) 527-5528, or Brett Fleisher, Corporate Legal Assistant, at (212) 527-5648, Mondays through Fridays from 9:00 a.m. through 5:00 p.m., Eastern Time, up until 10:00 a.m., Eastern Time, on Wednesday, June 3, 2009 (the day prior to the 2009 Annual Meeting). Stockholders pre-registering by phone will be admitted to the 2009 Annual Meeting by presenting valid picture identification and, if your shares are held in a brokerage account or by another nominee, original evidence of your stock ownership as of the April 9, 2009 record date.

Q.	Can I bring a guest to the 2009 Annual Meeting?

A.	Yes. If you plan to bring a guest to the 2009 Annual Meeting, please provide us with advance notice of that pursuant to the pre-registration procedures for stockholders set forth in this Proxy Statement. When you go through the registration area at the 2009 Annual Meeting, be sure your guest is with you. Guests must also present valid picture identification to gain access to the 2009 Annual Meeting.

Q.	Can I still attend the 2009 Annual Meeting if I have previously voted or returned my proxy?

A.	Yes. Attending the 2009 Annual Meeting does not revoke a previously submitted valid proxy. See, “Can I Change or Revoke My Vote?” above.

Q.	What shares are covered by my proxy card or electronic voting form?

A.	The shares covered by your proxy card or electronic voting form represent all of the shares of the Company’s common stock that you own in the account referenced on the proxy card. Any shares that may be held for your account by the 401(k) Plan or another account will be represented on a separate proxy card or separate Control Number.

Q.	What does it mean if I get more than one proxy card?

A.	It means you have multiple accounts at our transfer agent and/or with banks or stockbrokers. Please vote all of your shares.

v

REVLON, INC.

PROXY STATEMENT
Annual Meeting of Stockholders
to be held on June 4, 2009

This Proxy Statement is being furnished on or about April 21, 2009 by and on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Revlon, Inc. (the “Company” or “Revlon”) in connection with the solicitation of proxies to be voted at the 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on Thursday, June 4, 2009, at Revlon’s offices at 237 Park Ave., 13th Floor, New York, NY 10017, and at any adjournments thereof. The 2008 Annual Report furnished with our Proxy Statement does not form any part of the material for the solicitation of proxies.

Pursuant to the rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are required to provide our stockholders with access to our proxy materials over the Internet rather than only in paper form. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), rather than a printed copy of the proxy materials, to our stockholders of record as of April 9, 2009. You will not receive a printed copy of the proxy materials unless you already had a request for paper copies on file with us, our transfer agent or your broker. If you want to receive paper copies of the proxy materials, you must request them through one of the methods identified elsewhere in this Proxy Statement or in the Internet Notice. There is no charge imposed by the Company for requesting paper copies. Our proxy materials, including the Internet Notice, are being made available to stockholders entitled to vote at the 2009 Annual Meeting on or about April 21, 2009.

At the 2009 Annual Meeting, the Company’s stockholders will be asked to: (1) elect the following persons (all of whom are currently directors) as directors of the Company until the Company’s next annual stockholders’ meeting and until each such director’s successor is duly elected and has been qualified: Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Alan T. Ennis, Meyer Feldberg, Ann D. Jordan, David L. Kennedy, Debra L. Lee, Tamara Mellon, Barry F. Schwartz, Kathi P. Seifert and Kenneth L. Wolfe; (2) ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009; and (3) take such other action as may properly come before the 2009 Annual Meeting or any adjournments thereof.

The Company’s principal executive offices are located at 237 Park Avenue, New York, NY 10017, and its main telephone number is (212) 527-4000.

Required Identification and Other Instructions for Attendees at the 2009 Annual Meeting

In order to be admitted to the 2009 Annual Meeting in person, you should check the appropriate box on your proxy card (or indicate that you will attend when prompted by electronic voting means which you may access) indicating that you intend to attend in person and you will need to present valid picture identification, such as a driver’s license or passport, as well as original proof of ownership of shares of Revlon, Inc. Class A Common Stock as of 5:00 p.m., Eastern Time, on the April 9, 2009 record date. If your shares are held other than as a stockholder of record (such as beneficially through a brokerage, bank or other nominee account), you will need to present original documents (copies will not be accepted) to evidence your stock ownership as of 5:00 p.m., Eastern Time, on the April 9, 2009 record date, such as an original of a legal proxy from your bank or broker (“Requests for Admission” will not be accepted) or your brokerage account statement demonstrating that you held Revlon, Inc. Class A Common Stock in your account as of 5:00 p.m., Eastern Time, on the April 9, 2009 record date, or, if you did not already return it to your bank or broker, an original voting instruction form issued by your bank or broker, demonstrating that you held Revlon, Inc. Class A Common Stock in your account as of 5:00 p.m., Eastern Time, on the April 9, 2009 record date.

In order to expedite the admission registration process, we encourage stockholders to pre-register by phone by calling Amy Heidingsfelder, Senior Director, Legal Services, at (212) 527-5628, Meaghan Connerty, Senior Corporate Legal Assistant, at (212) 527-5528, or Brett Fleisher, Corporate Legal Assistant, at (212) 527-5648, Mondays through Fridays from 9:00 a.m. through 5:00 p.m., Eastern Time, up until

10:00 a.m., Eastern Time, on Wednesday, June 3, 2009 (the day prior to the 2009 Annual Meeting). Stockholders pre-registering by phone will be admitted to the meeting by presenting valid picture identification and, if your shares are held in a brokerage account or by another nominee, original evidence of your stock ownership as of the April 9, 2009 record date. Directions to the address for the 2009 Annual Meeting are available on various Internet travel sites (e.g., MapQuest, etc.), or you may seek assistance from any of the above individuals when pre-registering.

In order to ensure the safety and security of our annual meeting attendees, packages and bags may be inspected and may have to be checked and, in some cases, may not be permitted. We reserve the right to limit attendance and access to the meeting due to space limitations. We thank you in advance for your cooperation with these security measures.

Solicitation and Voting of Proxies; Revocation

All proxies properly submitted to the Company, unless such proxies are properly revoked before they are voted at the 2009 Annual Meeting, will be voted on all matters presented at the 2009 Annual Meeting in accordance with the instructions given by the person executing (or electronically submitting) the proxy or, in the absence of instructions, will be voted (1) FOR the election to the Board of Directors of each of the 12 nominees identified in this Proxy Statement (all of whom are currently directors); and (2) FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009. The Company has no knowledge of any other matters to be brought before the meeting. The deadline for receipt by the Company of stockholder proposals for inclusion in the proxy materials for presentation at the 2009 Annual Meeting was December 26, 2008. The Company did not receive any stockholder proposals to be included in these proxy materials.

Additionally, pursuant to the Company’s By-laws, in order for business to be properly brought before the 2009 Annual Meeting (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and business specified in this Proxy Statement), notice of such business must have been received by the Company between March 7, 2009 and April 6, 2009 and such notice must have included, among other things: (i) information regarding the proposed business to be brought before such meeting; (ii) the identity of the stockholder proposing the business; and (iii) the class of the Company’s shares which are owned beneficially or of record by such stockholder. The Company did not receive notification of any such matters. If any other matters are properly presented before the 2009 Annual Meeting for action, however, in the absence of other instructions, it is intended that the persons named by the Company and acting as proxies will vote in accordance with their discretion on such matters.

The submission of a signed or validly submitted electronic proxy will not affect a stockholder’s right to change their vote, attend and/or vote in person at the 2009 Annual Meeting. Stockholders who execute a proxy or validly submit an electronic vote may revoke it at any time before it is voted at the 2009 Annual Meeting by: (i) filing a written revocation or written notice of change, as the case may be, which must be received by the Company’s Assistant Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, Attention: Michael T. Sheehan, before the original proxy is voted at the 2009 Annual Meeting; (ii) executing and delivering a proxy bearing a later date, which must be received by the Company’s Assistant Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, Attention: Michael T. Sheehan, before the original proxy is voted at the 2009 Annual Meeting; or (iii) attending the 2009 Annual Meeting and voting in person. To revoke a proxy previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

Record Date; Voting Rights

Only holders of record of shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and Class B common stock, par value $0.01 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), at 5:00 p.m., Eastern Time, on April 9, 2009 (the “Record Date”) will be entitled to notice of and to vote at the 2009 Annual Meeting or any adjournments thereof. On the Record Date, there were issued and outstanding: (i) 48,400,781 shares of the Company’s Class A Common Stock, each of which is entitled to one vote, and (ii) 3,125,000 shares of the Company’s Class B Common

Stock, each of which is entitled to 10 votes. Of that total, Mr. Ronald O. Perelman, Chairman of the Board of Directors, directly and indirectly through MacAndrews & Forbes Holdings Inc., of which Mr. Perelman is the sole stockholder (together with certain of its affiliates (other than the Company or its subsidiaries), “MacAndrews & Forbes”), beneficially owned approximately 75% of the combined voting power of the outstanding shares of the Company’s Common Stock as of the Record Date that are entitled to vote at the 2009 Annual Meeting (see “Ownership of Common Stock,” below).

The presence, in person or by duly submitted proxy, of the holders of a majority in total number of votes of the issued and outstanding shares of Common Stock entitled to vote at the 2009 Annual Meeting is necessary to constitute a quorum in order to transact business at such meeting. Abstentions and “broker non-votes,” if any, represented by submitted proxies will be included in the calculation of the number of shares present at the 2009 Annual Meeting for the purposes of determining a quorum. “Broker non-votes” are shares held by a broker, trustee or nominee that are not voted because the broker, trustee or nominee does not have discretionary voting power on a particular proposal and does not receive voting instructions from the beneficial owner of the shares. Broker non-votes are inapplicable for “routine” proposals, which include Proposals No. 1 and No. 2 to be considered at the 2009 Annual Meeting.

MacAndrews & Forbes has informed the Company that it will duly submit proxies (1) FOR the election to the Board of Directors of each of the 12 nominees identified in this Proxy Statement (all of whom are currently directors); and (2) FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009. Accordingly, there will be a quorum and the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any of the Company’s other stockholders, to approve and adopt Proposals No. 1 and No. 2 to be considered at the 2009 Annual Meeting.

If shares of Class A Common Stock are held as of the Record Date for the account of participants under the Revlon Employees’ Savings, Investment and Profit Sharing Plan (the “401(k) Plan”), the trustee for the 401(k) Plan will vote those shares pursuant to the instructions given by the 401(k) Plan participants on their respective voting instruction forms. If the trustee does not otherwise receive voting instructions for shares held on account of a 401(k) Plan participant, the trustee, in accordance with the 401(k) Plan trust agreement, will vote any such unvoted shares in the same proportion as it votes those shares allocated to 401(k) Plan participants’ accounts for which voting instructions were received. 401(k) Plan participants must cast their votes in accordance with the instructions provided in the proxy materials by June 1, 2009 to allow the trustee time to receive such voting instructions and vote on behalf of participants in the 401(k) Plan. Voting instructions received from 401(k) Plan participants after June 1, 2009, under any method, will not be considered timely and will be voted by the trustee at the 2009 Annual Meeting in the manner described in this paragraph above for non-votes.

Only holders of record of shares of the Company’s Common Stock on the Record Date will be entitled to notice of and to vote at the 2009 Annual Meeting or any adjournments thereof. Stockholders will be entitled to vote the number of voting shares held by them on the Record Date. All of the Common Stock-related information in this Proxy Statement is presented after giving effect to the Reverse Stock Split described above.

Distribution of Proxy Materials; Costs of Distribution and Solicitation

The accompanying form of proxy is being solicited on behalf of the Company’s Board of Directors. We will bear all costs in connection with preparing, assembling and furnishing this Proxy Statement and related materials, including reimbursing banks, brokerage houses and other custodians, nominees, agents and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. The Company has hired Broadridge to assist in the distribution of proxy materials for the 2009 Annual Meeting. The estimated fee is approximately $7,500, plus out-of-pocket expenses such as postage.

Certain directors, officers and employees, who will not receive any additional compensation for such activities, and retained third parties may solicit proxies by personal interview, mail, telephone or electronic communication. Although the Company does not expect to actively solicit any proxies in connection with the 2009 Annual Meeting following initial distribution of proxy materials, we may choose to do so in the future.

Householding of Stockholder Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of our Internet Notice or proxy materials, as the case may be, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of our Internet Notice or 2009 proxy materials, as the case may be, to you if you write us at the following address: Revlon, Inc., Investor Relations Department, 237 Park Avenue, New York, NY 10017; or our proxy distributor at the following address: Broadridge, 51 Mercedes Way, Edgewood, N.J. 11717. If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors, pursuant to the Company’s By-laws, has fixed the number of directors at twelve (12). The 12 directors nominated for election by the Board of Directors, upon recommendation of the Board’s Nominating and Corporate Governance Committee, will be elected at the 2009 Annual Meeting to serve until the Company’s next succeeding Annual Meeting and until their successors are duly elected and shall have been qualified. All of the nominees are currently members of the Board of Directors. All director nominees, if elected, are expected to serve until the next succeeding Annual Meeting. With respect to Proposal No. 1, all proxies properly submitted to the Company, unless such proxies are revoked, will be voted in accordance with the instructions given by the person submitting such proxy or, in the absence of such instructions, will be voted FOR the election to the Board of Directors of each of the 12 nominees identified in this Proxy Statement.

The Board of Directors has been informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to serve, the Board of Directors may by resolution provide for a lesser number of directors or designate substitute nominees, in which event the individuals appointed as proxies will vote as directed as to the election of such substitute nominee or nominees. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION

The election to the Board of Directors of each of the 12 nominees identified in this Proxy Statement will require the affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the 2009 Annual Meeting and entitled to vote. A plurality means more votes cast for a nominee than those cast for opposing candidates, if any. In light of the application of plurality voting to this proposal, when tabulating the vote and determining whether the proposal has received the requisite number of affirmative votes, abstentions will have no effect on the outcome of the vote. Broker non-votes are inapplicable for this “routine” proposal. MacAndrews & Forbes has informed the Company that it will vote FOR the election to the Board of Directors of each of the 12 nominees identified in this Proxy Statement. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of the Company’s other stockholders, to effect the election of each of the director nominees. Given the affirmative vote of MacAndrews & Forbes, each director nominee will receive the necessary plurality vote and, in fact, will receive at least a majority of the votes cast at the 2009 Annual Meeting.

The Board of Directors unanimously recommends that stockholders vote FOR the election to the Board of Directors of each of the 12 nominees identified below.

Nominees for Election as Directors

The name, age (as of December 31, 2008), principal occupation for the last five years, selected biographical information and period of service as a Director of the Company of each of the nominees for election as a director are set forth below.

Mr. Perelman (65) has been Chairman of the Board of Directors of the Company and of Revlon Consumer Products Corporation, the Company’s wholly-owned operating subsidiary (“Products Corporation”), since June 1998 and a Director of the Company and of Products Corporation since their respective formations in 1992. Mr. Perelman has been Chairman of the Board and Chief Executive Officer of MacAndrews & Forbes Holdings Inc., a diversified holding company, and certain of its affiliates since 1980. Mr. Perelman has served as Chairman of the Board of Directors of M&F Worldwide Corp., a holding company that owns and manages various operating businesses, since 2007, and as a Director of M&F Worldwide Corp. since 1995. Mr. Perelman serves on the Boards of Directors of the following companies which are required to file reports under the Exchange Act: Scientific Games Corporation and M&F Worldwide Corp.

Mr. Ennis (38) was elected as the Company’s and Products Corporation’s President, Revlon International, and as a Director of the Company and Products Corporation, effective March 2009. Mr. Ennis also has served as the Company’s and Products Corporation’s Executive Vice President and Chief Financial Officer since November 2006 and as Treasurer since June 2008. From September 2006 to March 2007, Mr. Ennis served as Corporate Controller and Chief Accounting Officer of the Company and Products Corporation. From March 2005 to September 2006, Mr. Ennis served as the Company’s Senior Vice President, Internal Audit. From 1997 through 2005, Mr. Ennis held several senior financial positions with Ingersoll-Rand Company Limited, a NYSE-listed company, where his duties included regional responsibility for Internal Audit in Europe and global responsibility for financial planning and analysis. Mr. Ennis began his career in 1991 with Arthur Andersen in Ireland. Mr. Ennis is a Chartered Accountant and member of the Institute of Chartered Accountants in Ireland. Mr. Ennis has a Bachelor of Commerce Degree from University College, Dublin, Ireland, and a Master of Business Administration Degree from New York University, New York, NY.

Mr. Kennedy (62) has been President and Chief Executive Officer of the Company and of Products Corporation and a Director of the Company and of Products Corporation since September 2006. From March 2006 until September 2006, Mr. Kennedy served as Executive Vice President, Chief Financial Officer and Treasurer of the Company and Products Corporation. Mr. Kennedy served as Executive Vice President and President of the Company’s and Products Corporation’s international operations from June 2002 until March 2006. From 1998 until 2001, Mr. Kennedy was Managing Director (CEO) and a member of the Board of Directors of Coca-Cola Amatil Limited, a publicly-traded company headquartered in Sydney, Australia and listed on the Sydney Stock Exchange. From 1992 to 1997, Mr. Kennedy served as General Manager of the Coca-Cola USA Fountain Division, a unit of The Coca-Cola Company, which he joined in 1980.

Mr. Bernikow (68) has been a Director of the Company and of Products Corporation since September 2003. Mr. Bernikow has served as Senior Advisor of Barington Capital Group, L.P. since November 2006. From 1998 until his retirement in May 2003, Mr. Bernikow served as the Deputy Chief Executive Officer of Deloitte & Touche LLP (“D&T”). Prior to that, Mr. Bernikow held various senior executive positions at D&T and various of its predecessor companies, which he joined in 1977. Previously, Mr. Bernikow was the National Administrative Partner in Charge for the accounting firm, J.K. Lasser & Company, which he joined in 1966. Mr. Bernikow also serves as a Director and as a member of the audit committee of Casual Male Retail Group, Inc. (“Casual Male”) and as a Director and Chairman of the audit committee of Mack-Cali Realty Corporation (“Mack-Cali”), each of which is required to file reports pursuant to the Exchange Act. Mr. Bernikow is also a Director or Trustee and serves as Chairman of the audit committees of certain funds (the “UBS Funds”) for which UBS Global Asset Management (US) Inc., a wholly-owned subsidiary of UBS AG, or one of its affiliates (“UBS”), serves as investment advisor, sub-advisor or manager. Mr. Bernikow serves as Chairman of the Company’s Audit Committee and Chairman of the Company’s Compensation and Stock Plan Committee.

Mr. Bohan (63) has been a Director of the Company since March 2004 and a Director of Products Corporation since June 2008. Prior to his retirement in February 2001, Mr. Bohan was a Managing Director of the high-yield bond sales group of Salomon Smith Barney, having joined Salomon Smith Barney in 1980. Mr. Bohan is a director of Haynes International, Inc., which files reports pursuant to the Exchange Act. Mr. Bohan also serves as a member of the Board of Directors of Arena Brands, Inc., which is a privately-held company, and as a member of the Board of Directors and audit committee of The New York Police & Fire Widows’ & Children’s Benefit Fund. Mr. Bohan serves as a member of the Company’s Audit Committee and Nominating and Corporate Governance Committee.

Professor Feldberg (66) has been a Director of the Company since February 1997. Professor Feldberg has been a Senior Advisor with Morgan Stanley since March 2005 and has been the Dean Emeritus and the Professor of Leadership and Ethics at Columbia Business School, New York City, since July 2004. He was the Dean of Columbia Business School from July 1989 through June 2004. Since 2007, Professor Feldberg has served as the President of NYC Global Partners, an office in the New York City Mayor’s office that manages the relationships between New York City and other global cities around the world. Professor Feldberg is also a Director of the following companies which are required to file reports pursuant to the Exchange Act: Macy’s, Inc., PRIMEDIA Inc. and Sappi Limited. In addition, Professor Feldberg is a Director or Trustee of certain funds for which UBS Global Asset Management (US) Inc., a wholly-owned subsidiary of UBS AG, or one of its affiliates serves as investment advisor, sub-advisor or manager, and a director of certain funds for which UBS Financial Services Inc. or one of its affiliates serves as investment advisor, administrator or manager. Professor Feldberg serves as Chairman of the Company’s Nominating and Corporate Governance Committee and as a member of the Company’s Audit Committee. Professor Feldberg is also a member of the audit committee of PRIMEDIA Inc.

Ms. Jordan (74) has been a Director of the Company since March 2009. Ms. Jordan acts as a private consultant on various civic matters, drawing from her past experience as a cultural and educational leader, and also serves as a director, trustee or member for a number of civic, public and private organizations. She serves as a director of Catalyst Inc., a non-profit, membership organization for women’s business initiatives, and as an honorary trustee of the University of Chicago and The Brookings Institution, a non-profit, public policy organization based in Washington, D.C. She also currently serves as a director, trustee or member of the following organizations: The National Symphony Orchestra (Chairman); Memorial Sloan-Kettering Cancer Center (Trustee); the National Museum of African American History and Culture (Member); and WETA, the Washington, D.C. public broadcasting station (Member). From 1970 to 1987, Ms. Jordan’s professional career was spent in the areas of social work and education, including serving as a Director of the Department of Social Services for Chicago Lying-In Hospital at the University of Chicago Hospital Medical Center and also as Field Work Assistant Professor at the University of Chicago School of Social Service Administration. Ms. Jordan has formerly served as a Director on the Boards of several public companies, including: Johnson & Johnson (from 1981 to 2007); Citigroup, Inc. or its predecessors (from 1989 to 2007); Automatic Data Processing, Inc. (from 1993 to 2007); and Allied Security Services, LLC (from 2007 to 2008).

Ms. Lee (54) has been a Director of the Company since January 2006. Ms. Lee is Chairman and Chief Executive Officer of BET Holdings LLC (“BET”), a subsidiary of Viacom Inc., a global media and entertainment company. Ms. Lee’s career at BET began in 1986 as Vice President and General Counsel. In 1992, she was named Executive Vice President of Legal Affairs and Publisher of BET’s magazine division, while continuing to serve as BET’s General Counsel. In 1995, Ms. Lee assumed responsibility for BET’s strategic business development and was named President and Chief Operating Officer in 1996. Prior to joining BET, Ms. Lee was an attorney with the Washington, D.C.-based law firm of Steptoe & Johnson. Ms. Lee serves on the Boards of Directors of the following companies which are required to file reports under the Exchange Act: Eastman Kodak Company, Marriott International, Inc. and WGL Holdings, Inc. Ms. Lee serves as a member of the Company’s Nominating and Corporate Governance Committee.

Ms. Mellon (41) has been a Director of the Company since August 2008. Ms. Mellon is the President and Founder of J. Choo Limited (“Jimmy Choo”), a leading manufacturer and international retailer of glamorous, ready-to-wear women’s shoes and accessories based in London, England. Ms. Mellon has served in a senior executive capacity with Jimmy Choo since its inception in 1996. Prior to that, Ms. Mellon served as accessories editor for British Vogue magazine, since 1990, and previously held positions at Mirabella magazine and Phyllis Walters Public Relations. Ms. Mellon also serves on the Board of Directors and on the Creative Advisory Board of The H Company Holdings, LLC, a privately held holding company which owns and manages the Halston fashion design company.

Mr. Schwartz (59) has been a Director of the Company since November 2007 and a Director of Products Corporation since March 2004. Mr. Schwartz has served as Executive Vice Chairman and Chief Administrative Officer of MacAndrews & Forbes Holdings Inc., a diversified holding company, since October 2007, and as Chief Executive Officer of M&F Worldwide Corp., a holding company that owns and manages various operating businesses, since January 2008. Prior to that, Mr. Schwartz was M&F Worldwide Corp.’s Acting Chief Executive

Officer and General Counsel since September 2007 and its Executive Vice President and General Counsel since 1996. Mr. Schwartz served as Senior Vice President of MacAndrews & Forbes Holdings Inc. from 1989 to 1993 and as Executive Vice President and General Counsel of that company and various of its affiliates from 1993 to 2007. Mr. Schwartz serves on the Boards of Directors of the following companies which are required to file reports under the Exchange Act: Harland Clarke Holdings Corp., Scientific Games Corporation and M&F Worldwide Corp. Mr. Schwartz is also a Member of the Board of Trustees of Kenyon College. In addition, Mr. Schwartz serves as a Trustee of the Association of Governing Boards of Universities and Colleges, and is a Member of the Board of Visitors of the Georgetown University Law Center. Mr. Schwartz serves as a member of the Company’s Compensation and Stock Plan Committee.

Ms. Seifert (59) has been a Director of the Company since January 2006. Ms. Seifert has been Chairperson of Katapult, LLC, a business consulting company, since July 2004. Ms. Seifert served as Corporate Executive Vice President — Personal Care of Kimberly-Clark Corporation (“Kimberly-Clark”) from 1999 until her retirement in June 2004. Ms. Seifert joined Kimberly-Clark, a global health and hygiene company, in 1978 and, prior to her retirement, served in several marketing and management positions in connection with Kimberly-Clark’s domestic and international consumer products businesses. Prior to joining Kimberly-Clark, Ms. Seifert held management positions at The Procter & Gamble Company, Beatrice Foods, Inc. and Fort Howard Paper Company. Ms. Seifert serves on the Boards of Directors of the following companies which are required to file reports pursuant to the Exchange Act: Supervalu Inc. (“Supervalu”), Eli Lilly & Company (“Eli Lilly”), Appleton Papers Inc., Paperweight Development Corp. and Lexmark International, Inc. Ms. Seifert serves as a member of the Company’s Audit Committee and as a member of the audit committee of each of Supervalu and Eli Lilly.

Mr. Wolfe (69) has been a Director of the Company since March 2004. Mr. Wolfe served on the Board of Directors of The Hershey Company (“Hershey”) from November 2007 to February 2009 and as non-executive Chairman of the Board of Hershey from January 2008 to February 2009. Prior to re-joining Hershey in 2007, Mr. Wolfe served as Chairman and Chief Executive Officer of Hershey from 1994 until his retirement in December 2001. Mr. Wolfe initially joined Hershey in 1967 and held various executive positions, including President and Chief Operating Officer, before being appointed its Chairman and Chief Executive Officer in 1994. Since 2005, Mr. Wolfe has served as a member of the Boards of Trustees of various mutual funds managed by Fidelity Management & Research Company. Mr. Wolfe serves as a member of the Company’s Compensation Committee and its Governance Committee.

CORPORATE GOVERNANCE

Board of Directors and its Committees

Standing Committees

The Board of Directors currently has the following standing committees: the Audit Committee, the Compensation and Stock Plan Committee (the “Compensation Committee”) and the Nominating and Corporate Governance Committee (the “Governance Committee”). Each of these committees and their functions are described in further detail below.

Controlled Company Exemption

The Company is a “controlled company” (one in which more than 50% of the voting power is held by an individual, a group or another company) within the meaning of the rules of the New York Stock Exchange (the “NYSE”). Accordingly, the Company is not required under the NYSE rules to have a majority of independent directors, a nominating and corporate governance committee or a compensation committee (each of which, under the NYSE’s rules, would otherwise be required to be comprised entirely of independent directors).

While the Company is not required to satisfy such NYSE requirements, the Board has determined that more than a majority of its directors (including Messrs. Bernikow, Bohan, Feldberg and Wolfe and Mses. Jordan, Lee, Mellon and Seifert) qualify as independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the Board Guidelines for Assessing Director Independence, which the Board adopted in accordance with Section 303A.02 of the NYSE Listed Company Manual. The Board Guidelines for Assessing Director Independence are attached hereto as Annex A, and a printable copy is available on the Company’s investor relations website, www.revloninc.com, under the heading “Corporate Governance.”

Notwithstanding the fact that the Company qualifies for the “controlled company” exemption, the Company maintains the Governance Committee and the Compensation Committee. The Company maintains the Governance Committee (comprised, since June 2008, of Messrs. Feldberg (Chairman), Bohan and Wolfe and Ms. Lee), and the Board of Directors has determined that all members of the Governance Committee qualify as independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the Board Guidelines for Assessing Director Independence. The Company maintains the Compensation Committee (comprised, since June 2008, of Messrs. Bernikow (Chairman), Schwartz and Wolfe), and the Board has determined that two of the three directors on the Compensation Committee (Messrs. Bernikow and Wolfe) qualify as independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the Board Guidelines for Assessing Director Independence and also qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act and as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

In connection with the Revlon Exchange Transactions (as defined below), in 2004 the Company entered into a stockholders agreement with Fidelity Management & Research Co. (“Fidelity”), pursuant to which the Company agreed, among other things, until such time as Fidelity ceases to be the beneficial holder of at least 5% of Revlon, Inc.’s outstanding voting stock, to: (i) continue to maintain a majority of independent directors on the Board of Directors (as defined by NYSE listing standards); and (ii) establish and maintain the Governance Committee (see — “Certain Relationships and Related Transactions — Fidelity Stockholders Agreement”).

Number of Board and Committee Meetings

During 2008, the Board of Directors held nine meetings and acted four times by unanimous written consent; the Audit Committee held six meetings; the Compensation Committee held six meetings and acted five times by unanimous written consent; and the Governance Committee held five meetings and acted one time by unanimous written consent.

In connection with the Company’s previously-announced plans to launch a potential $107 million equity rights offering that would, at the appropriate time, and depending on market conditions, allow stockholders to purchase additional shares of Class A Common Stock, the Company formed an Independent Pricing Committee consisting of Messrs. Bernikow, Bohan and Feldberg, which committee met three times during 2008.

Director Attendance at Annual Stockholders’ Meeting

While the Board has not adopted a formal policy regarding directors’ attendance at the Company’s annual stockholders’ meeting, directors are invited to attend such meetings. At the Company’s 2008 Annual Stockholders’ Meeting, five of the then nominated nine members of the Company’s Board of Directors were in attendance.

Audit Committee

Composition of the Audit Committee

The Audit Committee is comprised of Messrs. Bernikow (Chairman), Bohan and Feldberg and Ms. Seifert, each of whom the Board of Directors has determined satisfies the existing audit committee independence and financial experience requirements of the NYSE and the Securities and Exchange Commission (the “SEC”). Each of these directors served as a member of the Audit Committee during all of 2008 and each of these directors remained a member of the Audit Committee as of the date of this Proxy Statement.

The Company has determined that Mr. Bernikow qualifies as an “audit committee financial expert,” under applicable SEC rules. In accordance with applicable NYSE listing standards, the Company’s Board of Directors has considered Mr. Bernikow’s simultaneous service on the audit committees of more than three public companies, namely the audit committees of the Company, Casual Male, Mack-Cali and the UBS Funds, and has determined that such service does not impair his ability to effectively serve on the Company’s Audit Committee as, among other things, Mr. Bernikow is retired and, accordingly, has a more flexible schedule and more time to commit to service as an Audit Committee and Board member, including on a full-time basis, if necessary; he has significant professional accounting experience and expertise, which renders him highly qualified to effectively and efficiently serve on multiple audit committees; and the audit committees of the UBS Funds effectively function as a single, consolidated audit committee.

Audit Committee Charter

The Audit Committee operates under a comprehensive written charter, a printable and current copy of which is available on the Company’s investor relations website, www.revloninc.com, under the heading “Corporate Governance.”

Audit Committee Responsibilities

Pursuant to its charter, the Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities with respect to, among other things, the integrity of the Company’s financial statements and disclosures; the Company’s compliance with legal and regulatory requirements; the appointment, compensation, retention and oversight of the Company’s independent auditors, as well as their qualifications, independence and performance; and the performance of the Company’s internal audit functions. The Audit Committee is also responsible for preparing the annual Audit Committee Report, which is required under SEC rules to be included in this Proxy Statement (see — “Audit Committee Report,” below).

Audit Committee Complaint Procedures

The Audit Committee has established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. These complaint procedures are described in the Audit Committee’s charter, a printable and current copy of which is available on the Company’s investor relations website, www.revloninc.com, under the heading “Corporate Governance.”

Audit Committee Report

Management represented to the Audit Committee that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2008 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed such audited consolidated financial statements with management and KPMG LLP, the Company’s independent registered public accounting firm.

The Audit Committee discussed with the Company’s independent registered public accounting firm those matters required to be discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, including information concerning the scope and results of the audit and information relating to KPMG LLP’s judgments about the quality, and not just the acceptability, of the Company’s accounting principles. These communications and discussions are intended to assist the Audit Committee in overseeing the Company’s financial reporting.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm, as required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the Company’s independent registered public accounting firm that firm’s independence.

The Audit Committee also reviewed, among other things, the amount of fees paid to the independent registered public accounting firm for audit and permissible non-audit services (see — “Audit Fees” in this Proxy Statement, below). The Audit Committee has satisfied itself that KPMG LLP’s provision of audit and non-audit services to the Company is compatible with KPMG LLP’s independence.

Based on the Audit Committee’s review of and discussions regarding the Company’s audited consolidated financial statements and the Company’s internal control over financial reporting with management, the Company’s internal auditors and the independent registered public accounting firm and the other reviews and discussions with the independent registered public accounting firm referred to in the preceding paragraph, subject to the limitations on the Audit Committee’s roles and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

Respectfully submitted,

Audit Committee

Alan S. Bernikow, Chairman
Paul J. Bohan
Meyer Feldberg
Kathi P. Seifert

Compensation and Stock Plan Committee

Composition of the Compensation Committee

The Compensation Committee is comprised of Messrs. Bernikow (Chairman), Schwartz and Wolfe. Each of Messrs. Schwartz and Wolfe served as a member of the Compensation Committee during all of 2008 and Mr. Bernikow was appointed to serve as Chairman of the Compensation Committee in June 2008. Each of Messrs. Bernikow, Schwartz and Wolfe remained a member of the Compensation Committee as of the date of this Proxy Statement.

Compensation Committee Charter

The Compensation Committee operates under a comprehensive written charter, a printable and current copy of which is available on the Company’s investor relations website, www.revloninc.com, under the heading “Corporate Governance.”

Compensation Committee’s Responsibilities

Pursuant to its charter, the Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer (the “CEO”), evaluates the CEO’s performance in light of those goals and objectives and determines, either as a committee or together with the Board of Directors, the CEO’s compensation level based on such evaluation. The Compensation Committee also reviews and approves compensation and incentive arrangements (including performance-based arrangements and bonus awards under the Company’s executive bonus plan, as it is currently in effect and as it may be amended from time to time (the “Executive Bonus Plan”)) for the Company’s executive officers and such other employees of the Company as the Compensation Committee may determine to be necessary or desirable from time to time. The Compensation Committee also reviews and approves awards pursuant to the Third Amended and Restated Revlon, Inc. Stock Plan (the “Stock Plan”) and administers such plan.

The Compensation Committee is also responsible for reviewing and discussing with the Company’s Executive Vice President, Human Resources and Chief Legal Officer the Compensation Discussion and Analysis required by the SEC’s rules and, based on such review and discussion, (i) determining whether to recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K or in the annual proxy statement and (ii) producing the annual Compensation Committee Report and approving its inclusion in the Company’s annual report on Form 10-K or in the proxy statement.

Compensation Committee’s Delegation of Authority

Pursuant to the terms of the Executive Bonus Plan, the Compensation Committee may delegate to an administrator (who must be an employee or officer of the Company) the power and authority to administer the Executive Bonus Plan for employees of the Company, other than the Company’s Chief Executive Officer and certain other officers who constitute “covered employees” as defined in Treasury Regulation § 1.162-27(c)(2) (“Section 162(m) Officers”), which would include the authority to determine business and personal performance objectives, to determine whether such objectives were met, to determine whether bonus awards would be paid out and to determine whether an award should be reduced or eliminated.

During 2008, the Compensation Committee approved specific EBITDA and other business objectives (see — “Compensation Discussion and Analysis — Annual Cash Bonus — Executive Bonus Plan”) for the Company’s Section 162(m) Officers. Bonuses, which were accrued and funded at 75% of normal targets for 2008 in order to improve cash flow and profitability, were paid in March 2009 to employees who met their individual performance objectives under the Executive Bonus Plan in respect of 2008, including the Company’s Named Executive Officers (as defined below), as the corporate EBITDA objectives were exceeded for 2008. The Summary Compensation Table in this Proxy Statement reflects the bonus awards that were made in respect of 2008 to the Named Executive Officers pursuant to the terms of the Executive Bonus Plan in effect for 2008 (the “2008 Bonus Program”).

Section 157(c) of the Delaware General Corporation Law (the “DGCL”) provides that the Company’s Board of Directors (or the Compensation Committee acting on behalf of the Board) may delegate authority to any officer of the Company to designate grantees of equity awards under the Stock Plan other than himself or herself and to determine the number of such equity awards to be issued. The terms of the awards, as well as the total number of options or other equity awards that may be awarded by the designated officer, must be set by the Board of Directors or the Compensation Committee acting on behalf of the Board. The Compensation Committee did not delegate any such authority under the DGCL for 2008, and all grants during 2008 were approved by the Compensation Committee or the Board of Directors.

Role of Officers and Consultants in the Compensation Committee’s Deliberations

For a discussion of the role of the Company’s executive officers and compensation consultants in recommending the amount or form of executive and director compensation, see — “Compensation Discussion and Analysis — Role of the Compensation Committee.”

Compensation Committee Interlocks and Insider Participation

The Compensation Committee does not have any interlocks or insider participation requiring disclosure under the SEC’s executive compensation rules.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below in this Proxy Statement with the Company’s appropriate officers. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement, as well as in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including by incorporation by reference to this 2009 Proxy Statement.

Respectfully submitted,

Compensation Committee

Alan S. Bernikow, Chairman
Barry F. Schwartz
Kenneth L. Wolfe

Nominating and Corporate Governance Committee

Composition of the Governance Committee

The Governance Committee is comprised of Messrs. Feldberg (Chairman), Bohan and Wolfe and Ms. Lee. Each of Messrs. Feldberg and Wolfe and Ms. Lee served as a member of the Governance Committee during all of 2008, and Mr. Bohan was elected to the Governance Committee in June 2008. Each of these Directors remained a member of the Governance Committee as of the date of this Proxy Statement.

Governance Committee Charter

The Governance Committee operates under a comprehensive written charter, a printable and current copy of which is available on the Company’s investor relations website, www.revloninc.com, under the heading “Corporate Governance.”

Governance Committee Responsibilities

Pursuant to its charter, the functions of the Governance Committee include, among other things: identifying individuals qualified to become Board members; selecting or recommending to the Board proposed nominees for Board membership; recommending directors to the Board to serve on the Board’s standing committees; overseeing the evaluation of the Board’s performance; evaluating the CEO’s and senior management’s performance; overseeing the Revlon, Inc. Related Party Transaction Policy; overseeing the Company’s processes for succession planning for the CEO and other senior management positions; and periodically reviewing the Board’s Corporate Governance Guidelines and Board Guidelines for Assessing Director Independence and recommending changes, if any, to the Board.

Director Nominating Processes

The Governance Committee identifies individuals qualified to become members of the Board when any vacancy occurs by reason of disqualification, resignation, retirement, death or an increase in the size of the Board, and selects or recommends that the Board select director nominees for each annual meeting of stockholders and director nominees to fill vacancies on the Board that may occur between annual meetings of stockholders.

In evaluating nominees for director, the Governance Committee is guided by, among other things, the principles for Board membership expressed in the Company’s Corporate Governance Guidelines, which are available on the Company’s investor relations website, www.revloninc.com, under the heading “Corporate Governance.” The Governance Committee does not set specific, minimum qualifications that nominees must meet, but rather, in identifying and considering candidates for nomination to the Board, considers, in addition to the requirements set out in the Company’s Corporate Governance Guidelines and the Governance Committee’s charter, the quality of the candidate’s experience, the Company’s needs and the range of talent and experience represented on the Board. In its assessment of each potential candidate, the Governance Committee will consider the nominee’s reputation, judgment, accomplishments in present and prior positions, independence, knowledge and experience that may be relevant to the Company, and such other factors as the Governance Committee may determine to be pertinent in light of the Board’s needs over time. The Governance Committee identifies potential nominees from various sources, such as officers, directors and stockholders and from time to time retains the services of third party consultants to assist it in identifying and evaluating director nominees.

Stockholder Process for Submitting Director Nominees

The Governance Committee will also consider director candidates recommended by stockholders. The process the Governance Committee follows to evaluate candidates submitted by stockholders does not differ from the process it follows for evaluating other director nominees. The Governance Committee may also take into consideration the number of shares held by the recommending stockholder, the length of time that such shares have been held and the number of candidates submitted by each stockholder or group of stockholders over the course of time. Stockholders desiring to submit director candidates must submit their recommendation in writing (certified mail — return receipt requested) to the Company’s Assistant Secretary, at Revlon, Inc., 237 Park Avenue, 14th Floor, New York, NY 10017, attention: Michael T. Sheehan.

The Governance Committee will accept recommendations for director candidates throughout the year; however, in order for a recommended director candidate to be considered by the Governance Committee for nomination to stand for election at the upcoming annual meeting of stockholders, the recommendation must be received by the Company, as set forth above, not less than 120 days prior to the anniversary date of the date of the Company’s most recent proxy statement, which, for recommendations for the Company’s 2009 Annual Meeting, was December 26, 2008. No such recommendations were received for the 2009 Annual Meeting. To have a candidate considered by the Governance Committee, a stockholder must, subject to further requests for information from the Governance Committee, initially provide the following information:

•	the name and address of the stockholder, evidence of such stockholder’s ownership of the Company’s Common Stock, including the number of shares owned and the length of time of ownership, and a statement as to the number of director candidates such stockholder has submitted to the Governance Committee during the period that such stockholder has owned shares of the Company’s Common Stock, including the names of any candidates previously submitted by such stockholder;

•	the name of the candidate;

•	the candidate’s resume or a listing of his or her qualifications to be a director of the Company;

•	any other information regarding the candidate that would be required to be disclosed in a proxy statement filed with the SEC if the candidate were nominated for election to the Board; and

•	the candidate’s consent to be named as a director if selected by the Governance Committee and nominated by the Board.

Stockholder-Director Communications

The Board of Directors has established a process to receive communications from stockholders and other interested parties. Any stockholder or other interested party desiring to communicate with the Board or individual directors (including, without limitation, the non-management directors) regarding the Company may contact either the Board or such director by sending such communication to the attention of the Board or such director, in each case in care of the Company’s Assistant Secretary, who is responsible to ensure that all such communications are promptly provided to the Board or such director. Any such communication may be sent by: (i) emailing it to Michael T. Sheehan, Senior Vice President, Deputy General Counsel and Assistant Secretary, at michael.sheehan@revlon.com; or (ii) mailing it to Revlon, Inc., 237 Park Avenue, 14th Floor, New York, NY, 10017, attention: Michael T. Sheehan. Communications that consist of stockholder proposals must instead follow the procedures set forth under “General Rules Applicable to Stockholder Proposals” in this Proxy Statement, below, and, in the case of recommendations of director candidates, “Nominating and Corporate Governance Committee — Stockholder Process for Submitting Director Nominees,” in this Proxy Statement, above.

Non-Management Executive Sessions

The Company’s Corporate Governance Guidelines provide that the Company’s Board of Directors will regularly meet in executive session without any member of the Company’s management being present and that the Company’s independent directors will also meet in at least one non-management executive session per year attended only by independent directors. A non-management director will preside over each non-management executive session of the Board, and an independent director will preside over each independent executive session of the Board, although the same director is not required to preside at all such non-management or independent executive sessions. The presiding director at such non-management and independent executive sessions of the Board is determined in accordance with the applicable provisions of the Company’s By-laws, such that the Chairman of the Board of Directors or, in his absence (as is the case with independent executive sessions), a director chosen by a majority of the directors present will preside at such meetings. The Board of Directors met in a non-management executive session, attended by only independent directors, during 2008. Additionally, the Board of Directors met twice during 2008 in executive sessions without any member of management other than the Company’s Chief Legal Officer.

EXECUTIVE OFFICERS

The following table sets forth each of the executive officers of the Company as of December 31, 2008 (and their respective current positions with the Company as of the date hereof):

Name	Position

David L. Kennedy	President and Chief Executive Officer
Alan T. Ennis	Executive Vice President, Chief Financial Officer, Treasurer and, as of March 1, 2009, President, Revlon International
Robert K. Kretzman	Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary

The following sets forth the age (as of December 31, 2008), positions held with the Company and selected biographical information for the executive officer of the Company whose biographical information is not included in this Proxy Statement, above, with the Company’s other Directors:

Mr. Kretzman (57) has served as Executive Vice President, Chief Legal Officer, General Counsel and Secretary of the Company and of Products Corporation since December 2003 and also as Executive Vice President, Human Resources of the Company and of Products Corporation since October 2006. Mr. Kretzman served as Senior Vice President, General Counsel and Secretary of the Company and of Products Corporation from January 2000 until December 2003. Prior to becoming General Counsel, Mr. Kretzman served as Senior Vice President, Deputy General Counsel and Secretary from March 1998 to January 2000, as Vice President, Deputy General Counsel and Secretary from January 1997 to March 1998, and as Vice President and Secretary from September 1992 to January 1997. Mr. Kretzman joined the Company in 1988 as Senior Counsel responsible for mergers and acquisitions. Mr. Kretzman has also served as the Company’s Chief Compliance Officer since January 2000.

COMPENSATION DISCUSSION AND ANALYSIS

Set forth below is a discussion and analysis of all material elements of the Company’s compensation of its Named Executive Officers, including: (i) the objectives of the Company’s compensation program; (ii) what the compensation program is designed to reward; (iii) each element of compensation; (iv) why the Company chooses to pay each element; (v) how the Company determines the amount (and, where applicable, the formula) for each element to pay; and (vi) how each compensation element and the Company’s decisions regarding that element fit into the Company’s overall compensation objectives and may affect decisions regarding other elements.

Overview of 2008 Compensation Events

The Compensation Committee authorized the following actions in respect of the 2008 compensation of its senior management, including the Named Executive Officers, as further discussed below:

•	In December 2008 the Company granted restricted stock as a compensation and retention element to a broad range of eligible employees, including its Named Executive Officers, who were expected to contribute to the execution of the Company’s business strategy. The 2008 restricted stock program, which was designed after advice from and consultation with Mercer, an outside compensation consultant (“Mercer”), provided guidelines for equity grant sizes for each salary grade which, when taken together with salary and bonus, were intended to provide the Company’s employees with total compensation (i.e., base salary, cash bonus and stock awards) at or near the 50th percentile of competitive benchmark norms; and

•	The Company accrued and funded its 2008 Bonus Program at 75%, and not 100%, of target, as the Company sought to balance the need to provide competitive compensation to key employees expected to contribute to the Company’s achievement of its business strategy with the objective of continuing to improve profitability and cash flow. Managers also had the ability to award between 75% and 150% of target to individuals based upon relative performance, subject to staying within the overall budget of 75% of target. The Company paid annual cash bonuses to eligible employees, including its Named Executive Officers, in March 2009, under its 2008 Bonus Program, based upon the achievement of individual and Company performance objectives for 2008.

Objectives of the Company’s Compensation Program and What it is Designed to Reward

The Company’s philosophy is to provide a compensation package that is designed to satisfy the following objectives:

•	to align the interests of management and employees with corporate performance and shareholder interests. This is accomplished by rewarding performance that is directly linked to achievement of the Company’s business plan and strategic goals; and

•	to both attract and retain exceptional performers and key contributors with the skills and experience necessary for the Company to achieve its business objectives and who are prepared to work in a lean organization. This requires that the Company’s compensation programs be competitive with the compensation practices of other leading consumer products companies.

Each Element of Compensation and Why the Company Chooses to Pay It

In order to achieve the objectives discussed above, the Company maintains a relatively simple compensation program, consisting principally of: (i) base salary; (ii) eligibility for annual cash bonuses contingent upon the achievement of specific Company and personal performance objectives; and (iii) equity grants (principally restricted stock) under the Company’s Stock Plan.

The performance-based and incentive compensation elements of cash bonus and equity grants have not resulted in any significant wealth accumulation for any of the Company’s employees, including its Named Executive Officers. The Company’s bonus programs have been accrued and funded and paid at 0%, 50% and 75% of target respectively for 2006, 2007 and 2008. Based on the $6.67 NYSE closing price of the Company’s Class A Common Stock on December 31, 2008, all stock options held by the Named Executive Officers were “out of the money,” as the exercise price of all of their stock options exceeded the NYSE closing price at year end. The lowest exercise price of any stock option currently held by a Named Executive Officer is $25.50 per share.

Market References

The Company seeks to design its total compensation, including salaries, bonuses and equity awards in the aggregate, to be competitive with other leading consumer products companies and other companies outside of the consumer products field (collectively, the “Comparison Group”). While the Comparison Group is generally comprised primarily of consumer products companies (including personal care companies), companies outside of the consumer products field are also included because the Company believes that the market for certain executive talent is broader.

Companies included in the Comparison Group for purposes of the Company’s review and testing of its compensation levels for Messrs. Kennedy, Kretzman and Ennis during 2008 included the following personal care companies, among others:

Avon Products, Inc.	The Estée Lauder Companies Inc.	Church & Dwight Co., Inc.	Herbalife Ltd.

NBTY, Inc.	Alberto-Culver Company	Nu Skin Enterprises, Inc.	Elizabeth Arden, Inc.

Total Compensation

Total compensation (base salary, cash bonus and stock awards) is generally at or below the 50th percentile of competitive benchmark norms.

Base Salary

Base salaries for the Named Executive Officers are generally at or above the median of competitive base salaries. Base salary adjustments are generally made annually and have been awarded based on individual performance, assumption of new responsibilities, competitive data from the Comparison Group, employee retention efforts and the Company’s overall compensation guidelines and annual salary budget guidelines. Higher annual increases are available to higher performers and key contributors, provided that the overall increases are within budgeted guidelines, which are generally consistent with external norms.

In March 2008, Messrs. Ennis and Kretzman each received merit salary increases to reflect their performance during 2007. Mr. Kennedy did not receive a base salary increase during 2008.

Annual Cash Bonus — Executive Bonus Plan

Under the Executive Bonus Plan, annual cash bonuses are designed to reward the achievement of specific business objectives approved by the Compensation Committee in the beginning of or immediately preceding each calendar year. These objectives are generally tied to the Company’s financial performance and achievement of its business strategy, including, without limitation, EBITDA and cash flow targets and organizational capability and development objectives. As noted above, the Company accrued and funded its 2008 Bonus Program at 75%, and not 100%, of target, as the Company sought to balance the need to provide competitive compensation to key employees expected to contribute to the Company’s achievement of its business strategy with the objective of continuing to improve profitability and cash flow.

Payouts under the Company’s cash bonus plan generally are contingent upon the achievement of annual corporate and personal performance objectives. The Company’s corporate performance objective for the payout of bonuses at 75% of target bonus under the 2008 Bonus Program was the achievement of $230 million of “adjusted EBITDA” for 2008. Adjusted EBITDA is a non-GAAP financial measure which the Company defines as income/(loss) from continuing operations before interest, taxes, depreciation, amortization, gains/losses on foreign currency transactions, gains/losses on the early extinguishment of debt and miscellaneous expenses. In calculating adjusted EBITDA, the Company excludes the effects of gains/losses on foreign currency transactions, gains/losses on the early extinguishment of debt, results of and gains/losses on discontinued operations and miscellaneous expenses because the Company believes that some of these items may not occur in certain periods, the amounts recognized can vary significantly from period to period and these items do not facilitate an understanding of the Company’s operating performance. The Company’s management uses adjusted EBITDA as an integral part of its reporting and planning processes and as one of the primary measures to, among other things (i) monitor and evaluate the performance of the Company’s business operations; (ii) facilitate management’s internal comparisons of the Company’s historical operating performance of its business operations; (iii) facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of the Company’s management team and as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

The Company selected adjusted EBITDA as the bonus target because the Company believes it provides a useful performance measure of the Company’s overall business, as it eliminates the effects of certain unusual or infrequent charges that are not directly attributable to the Company’s underlying operating performance, as noted above.

Upon the achievement of the Company’s adjusted EBITDA target for 2008, a participant in the Executive Bonus Plan could earn his or her target bonus award if he or she achieved his or her individual performance objectives and met or exceeded expectations based on his or her 2008 Performance Management Review. Depending on the assessment of individual performance, 75% to 150% of the participant’s target bonus award could be paid to any given eligible employee, as long as the overall bonus budget was not exceeded.

Approximately 500 employees, including the Named Executive Officers, were eligible (based on salary grade) to participate in the 2008 Bonus Program. The bonus objectives for all employees in the 2008 Bonus Program (including the Company’s Named Executive Officers) included the Company’s achievement of $230 million of adjusted EBITDA, as well as the achievement by eligible employees of personal performance objectives, which collectively were designed to be challenging to attain and linked directly to executing the Company’s business plan for 2008. As noted above, for 2008, the Company’s bonus program was accrued and funded at only 75% of target, due to the Company’s focus on balancing employee compensation and retention goals with a desire to improve profitability and cash flow.

The Company’s confidentiality and non-competition agreement (which employees, including the Named Executive Officers, are required to execute), the Executive Bonus Plan and the Stock Plan condition each employee’s eligibility for benefits (including 2008 bonus awards and equity awards) upon compliance with certain confidentiality, non-competition and non-solicitation obligations.

Mr. Kennedy, the Company’s President and Chief Executive Officer during 2008, was eligible under his employment agreement during 2008 for a target bonus of 100% of his base salary, but for 2008 his target bonus was adjusted to 75%, due to the accrual levels set by the Compensation Committee under the 2008 Bonus Program. Mr. Ennis and Mr. Kretzman were eligible under their employment agreements during 2008 for target bonuses of 75% of base salary, but for 2008 their target bonuses were adjusted to 56.25%, due to the accrual of the 2008 Bonus Program at 75% of target. In February 2009, the Compensation Committee determined that the Company’s EBITDA objective had been met, and that each of the Named Executive Officers had achieved (and in a number of cases exceeded) all of their respective individual performance objectives (including, in the case of Messrs. Kennedy, Ennis and Kretzman, objectives for 2008 established in compliance with Section 162(m) of the Code); accordingly, bonuses were earned by each of the Named Executive Officers during 2008 (see the “Summary Compensation Table,” below).

As approved by the Compensation Committee in early 2008, under the 2008 Bonus Program, the Compensation Committee had discretion to award up to 150% of adjusted target bonuses to reward high performance.

Under Mr. Kennedy’s leadership, the Company —

•	demonstrated significantly improved financial performance in 2008, with adjusted EBITDA of $248.1 million, compared to $221.4 million of adjusted EBITDA in 2007, and positive free cash flow of $26 million, compared to negative free cash flow of $17.1 million for 2007, which measures were the best the Company has achieved in a number of years (free cash flow is a non-GAAP financial measure which the Company defines as net cash provided by (used in) operating activities, less capital expenditures for property, plant and equipment, plus proceeds from the sale of certain assets); and

•	continued its turn-around commenced in late 2006 by successfully executing the core elements of its business plan, including as follows:

•	instituting a global, three-year color cosmetics and beauty care portfolio strategy, which resulted in the launch of a broad lineup of new color cosmetics products during 2008; and

•	developing and implementing career development plans for each of the Chief Executive Officer’s direct reports and each of their key essential direct reports, including developmental assignments and roles, as part of the Company’s overall succession planning process.

The Compensation Committee therefore awarded Mr. Kennedy a bonus of $975,000 in respect of his 2008 performance. Mr. Kennedy’s bonus is consistent with the provisions of the 2008 Bonus Program in that it is 100% of Mr. Kennedy’s adjusted target of $975,000 for 2008. The Compensation Committee also approved that Messrs. Ennis and Kretzman each exceeded their objectives for 2008 under the 2008 Bonus Program and so the Compensation Committee awarded each of them 111% and 105%, respectively, of their adjusted bonus targets for 2008 based upon such over-achievement.

The Summary Compensation Table, below, reflects the bonus awards that were made for 2008 to the Named Executive Officers under the 2008 Bonus Program.

Long-Term Compensation — The Stock Plan

The third principal component in total compensation for the Company’s key employees (i.e., base salary, cash bonus and equity grants) is the grant of equity awards, generally in the form of restricted stock and, in prior years, stock options, under the Stock Plan.

Grants of restricted stock and stock options are designed to directly align a portion of compensation for key employees with shareholders’ interests and, in doing so, serve as the Company’s principal element of long-term compensation. Restricted stock and stock options have time-based vesting schedules, so in addition to serving as an element of compensation, they are also designed to retain key employees.

Restricted stock awards generally have been granted annually to executives and other key employees. Guidelines for the size of awards are developed based upon, among other factors, shares available for grant under the Stock Plan, the executive’s position in the Company, his or her contributions to executing the Company’s business strategy and annual plan and his or her total compensation, as compared to external references, such as competitive compensation data from Mercer and Towers Perrin. Larger equity awards are made to more senior executives so that a larger portion of their total potential compensation will be variable and contingent upon shareholder value creation.

Factors that may be considered in deciding which form the equity awards will take (i.e., stock options or restricted stock) may include, among others, the Company’s stock price at the time the awards are granted; the degree to which the awards are intended to provide a retention incentive; the impact on “overhang” (i.e., the dilutive effect on the Company’s common stock); and the impact on “burn rate” (i.e., the ratio of aggregate grant size to total outstanding shares of Class A Common Stock on a fully diluted basis).

Grants of restricted stock and stock options are not specifically timed to be made before major announcements or earnings releases and have been generally made in the fourth quarter of the year. Grants of equity as a result of new-hires or promotions generally are made at the next scheduled Compensation Committee meeting following such events. There are generally no differences in the timing of equity grants for the Named Executive Officers compared with other eligible employees.

In 2008, the Company sought to provide competitive total compensation (i.e., base salary, cash bonus and stock awards). In doing so, the Company believed that it was critical to provide meaningful equity grants to personnel in order to compensate and retain key existing employees and to recruit highly-qualified employees to fill critical roles in the organization who were expected to contribute to the continued execution of the Company’s business strategy.

In December 2008, the Compensation Committee, based upon management’s recommendation and after consultation with Mercer, approved awards of restricted stock to a broad range of key employees expected to contribute to the execution of the Company’s business plan. Specifically, approximately 430 employees received an aggregate of 818,825 restricted shares as part of this program. Such grants were made pursuant to grant guidelines approved by the Compensation Committee. These guidelines provided for equity grant sizes for each salary grade which, when taken together with salary and bonus, were intended to provide total compensation (i.e., base salary, cash bonus and stock awards) at or near the 50th percentile of competitive benchmark norms. These grants vest ratably over three years. Mercer advised the Compensation Committee that the 2008 restricted stock program, which was structured substantially the same as the Company’s 2007 restricted stock program, represented a reasonable approach for the Company and that the grants were consistent with competitive norms for overhang and burn rate.

During 2008, the Compensation Committee amended the Stock Plan to make certain technical, conforming and administrative changes related to the Company’s September 2008 1-for-10 Reverse Stock Split, such as proportionately adjusting the number and exercise price of all outstanding equity awards under the Stock Plan using the same 1-for-10 reverse split ratio and ratably reducing the authorized shares of Common Stock available for awards under the Stock Plan. These changes and adjustments to the Stock Plan were designed to ensure that the impact of the reverse stock split was neutral to all Stock Plan participants.

Other Compensation and Benefit Programs

The Company also maintains fairly standard benefits that are generally consistent with those offered by other major corporations and are generally available to all of the Company’s full time employees (subject to meeting basic eligibility requirements). These plans include the Revlon Employees’ Savings, Investment and Profit Sharing Plan, or 401(k) Plan, which is a qualified defined contribution plan, the Revlon Employees’ Retirement Plan (the “Retirement Plan”), which is a qualified defined benefit plan, and the Revlon Pension Equalization Plan (the “Pension Equalization Plan”), which is a non-qualified and unfunded plan that provides retirement benefits to employees, including the Named Executive Officers, equal to those that would have been provided under the

Retirement Plan for compensation in excess of Code limits. The Retirement Plan and Pension Equalization Plan are described in more detail under the “Pension Benefits” table, below.

In the past, the Company maintained the Revlon Excess Savings Plan for Key Employees (the “Excess Savings Plan”) to recognize compensation in excess of these Code limitations to employees. That plan was “frozen” on December 31, 2004 (i.e., no further contributions were permitted after that date).

The Company offers fairly standard medical, dental, vision and life insurance coverage that is generally available to all U.S.-based, non-union employees.

The Company also maintains a limited number of benefit programs that are only available to the Named Executive Officers and other senior employees qualifying for eligibility based on salary grade level. These benefits and perquisites include a supplemental Executive Medical Plan, automobile allowances or use of Company automobiles, limited reimbursement of costs for financial counseling and tax preparation and reimbursement for life insurance premiums. These types of benefits are commonly made available to senior executives at other major corporations and assist the Company in attracting and retaining key talent.

How the Company Determines the Amount (and, Where Applicable, the Formula) for Each Element of Compensation to Pay and How Each Compensation Element and the Company’s Decisions Regarding that Element Fit into the Company’s Overall Compensation Objectives and May Affect Decisions Regarding Other Elements

The Company focuses annually on developing a total compensation package that is intended to be externally competitive such that the level of total compensation (i.e., base salary, cash bonus and stock awards) is targeted generally to be positioned at or near the 50th percentile of competitive benchmark norms. Salary ranges, annual bonus plan targets and equity compensation targets are reviewed using a “total compensation” perspective under which total remuneration is targeted to be within ranges compared to the Comparison Group. Values and targets of each element may change from year to year. As a general matter, since the Named Executive Officers have not realized any meaningful wealth accumulation from equity awards or other incentive compensation, as described above, this has influenced setting base salaries.

The Company designs its compensation programs such that there is a correlation between level of position and degree of risk in compensation. Based on that guiding principle, the Company’s more senior executives with the highest levels of responsibility and accountability have a higher percentage of their total potential remuneration at risk, i.e., performance-based cash bonus and equity compensation, than do employees with lower levels of responsibility and accountability. This means that a higher proportion of their total potential compensation is based upon variable elements (namely, performance-based cash bonuses and equity grants that vest over time and have value based on stock performance), than is the case with the Company’s employees with lower levels of responsibility and accountability.

Role of the Compensation Committee

The Compensation Committee reviews and approves, among other things, compensation for the Company’s Named Executive Officers; the structure of the Company’s annual bonus program under the Executive Bonus Plan, including setting annual performance objectives for the Named Executive Officers and annually assessing the extent to which those objectives have been achieved; and the structure of and actual grants under the Company’s annual equity award program under the Stock Plan.

The Compensation Committee reviews and approves goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluates the CEO’s performance in respect of those goals and objectives and determines, either as a committee or together with the Governance Committee and/or the Board of Directors, the CEO’s total compensation level based on that evaluation process. The Compensation Committee also reviews and approves compensation and incentive arrangements for the Company’s other Named Executive Officers. The Compensation Committee also reviews and approves equity grants under the Stock Plan.

The Compensation Committee has reviewed “tally sheets,” which include key components of each Named Executive Officer’s compensation, including, among other things: (i) a detailed breakdown of 2008 compensation, including base salary, bonus and perquisites and other fringe benefits; (ii) estimates of the annual actuarial accrual of pension benefits; (iii) a summary of equity grants (i.e., restricted stock and stock options), vesting provisions and any change in control provisions of those grants; and (iv) estimates of severance benefits that would apply under each of the Named Executive Officer’s employment agreements. These summaries provide the Compensation Committee with information about senior management compensation that enables them to make informed decisions regarding future compensation elements and to adjust elements of compensation when applicable.

The Company’s Executive Vice President, Human Resources, in consultation with the Company’s Chief Executive Officer, works with the Company’s Compensation Department to recommend: (i) merit increase guidelines under the Company’s salary administration program; (ii) the structure of the Company’s annual bonus program under the Executive Bonus Plan; and (iii) the structure of the Company’s annual equity award program under the Stock Plan, including the 2008 restricted stock program grants made in December 2008.

The Compensation Committee considers input from consultants, including Mercer, as well as from the Company’s Compensation Department, in its consideration of the competitiveness and effectiveness of, and its oversight and approval of, the compensation arrangements for the Company’s Chief Executive Officer and other Named Executive Officers.

During 2008, the Compensation Committee consulted with and/or considered advice provided by Mercer with respect to the following matters, among others: (i) the structure of the Company’s 2008 restricted stock grant program (including the grants to the Named Executive Officers); and (ii) the structure and components of the Company’s 2009 Bonus Program. Additionally, the Compensation Committee received guidance from Mercer during 2008 when considering increases recommended by management to the compensation of, and annual restricted stock awards to, the Company’s independent, non-employee directors (see “Director Compensation,” below), which were in each case approved by the Board during 2008 upon the recommendation of the Compensation Committee in order to make director compensation at or near the median of competitive benchmarks.

As there has never been a restatement of the Company’s financial results, the Company has not considered any policy in respect of adjustment or recovery of amounts paid under its compensation plans.

Tax Deductibility of Executive Compensation

Section 162(m) of the Code (“Section 162(m)”) places a limit of $1,000,000 on the amount of compensation that the Company may deduct, for tax purposes, in any one year for certain officers who constitute “covered employees” under the rule, unless such amounts are determined to be “performance-based compensation” meeting certain requirements. Generally, the Company’s provision of cash incentive compensation under the Executive Bonus Plan, stock option awards and performance-based stock awards meet the requirements for performance-based compensation under Section 162(m) and thus those items are fully deductible. Salary, perquisites, discretionary bonuses and restricted stock that have time-based vesting generally are not considered performance-based compensation under Section 162(m) and are generally subject to Section 162(m) limitations on deductibility. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. The 2008 bonus objectives for each of Messrs. Kennedy, Ennis and Kretzman were approved under Section 162(m)’s guidelines for deductibility. Certain amounts of compensation for the Company’s officers do not meet Section 162(m)’s performance-based requirements and therefore are not deductible by the Company.

EXECUTIVE COMPENSATION

The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to the persons who served as the Chief Executive Officer and the Chief Financial Officer of the Company during 2008 and the three other most highly paid executive officers (see footnote (a) below), other than the Chief Executive Officer and the Chief Financial Officer, who served as executive officers of the Company during 2008 (collectively, the “Named Executive Officers”), for services rendered in all capacities to the Company and its subsidiaries during such periods. The summary compensation table below includes, under the columns “Stock Awards” and “Option Awards,” the expense required to be recognized by the Company pursuant to

Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment” (“SFAS No. 123(R)”) during 2008, 2007 and 2006 (excluding forfeiture assumptions) in respect of outstanding restricted stock and stock option awards to the Named Executive Officers. In all cases, stock option awards outstanding as of December 31, 2008 were “out-of-the-money,” in that in each case they had exercise prices that were above the $6.67 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2008 and therefore had no realizable monetary value to the Named Executive Officers on such date. See “Outstanding Equity Awards at Fiscal Year End.”

SUMMARY COMPENSATION TABLE

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings ($)	Compensation	Total
Name and Principal Position(a)	Year	($)	($)	($)(b)	($)(c)	($)	(d)	($)(e)	($)

David L. Kennedy	2008	1,310,000	975,000	539,451	14,294	—	111,287	40,859	2,990,891
President and	2007	1,305,000	800,000	261,881	226,654	—	61,278	41,212	2,696,025
Chief Executive Officer	2006	771,000	—	220,208	534,038	—	41,121	21,600	1,587,967
Alan T. Ennis	2008	460,923	300,000	197,441	2,583	—	26,517	22,512	1,009,976
Executive Vice President,	2007	397,212	180,000	110,508	5,468	—	11,198	22,688	727,074
Chief Financial Officer	2006	250,839	—	15,473	10,289	—	14,077	—	290,678
and Treasurer
Robert K. Kretzman	2008	711,889	420,000	289,092	12,705	—	311,337	71,972	1,816,995
Executive Vice President,	2007	681,189	308,000	179,257	151,425	—	110,054	68,774	1,498,699
Human Resources,	2006	571,393	—	254,806	340,702	—	115,555	54,081	1,336,537
Chief Legal Officer, General Counsel and Secretary

(a)	Messrs. Kennedy, Ennis and Kretzman were the only “executive officers” of the Company during 2008; Messrs. Kennedy, Ennis and Kretzman served as executive officers of the Company during 2008, 2007 and 2006. Mr. Ennis was elected in March 2009 as President, Revlon International, responsible for the leadership of all of the Company’s international operations, and as a Director, in addition to his role as Executive Vice President, Chief Financial Officer and Treasurer.

(b)	The amounts set forth under the “Stock Awards” column reflect the expense required under SFAS No. 123(R) to be recognized by the Company during each of the years presented, excluding forfeiture assumptions, in respect of all restricted stock awards held by the Named Executive Officers, including awards granted prior to 2008, some of which were unvested at December 31, 2008. The accounting principles and related assumptions used by the Company in calculating the expenses for such awards under SFAS No. 123(R) are set forth in Note 1 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on February 25, 2009 (the “2008 Form 10-K”). The restricted shares granted to the Named Executive Officers during 2008 pursuant to the Stock Plan are discussed under “Grants of Plan-Based Awards” in this Proxy Statement, below.

(c)	The amounts set forth under the “Option Awards” column reflect the expense required under SFAS No. 123(R) to be recognized by the Company during each of the years presented, excluding forfeiture assumptions, in respect of all outstanding stock option awards held by the Named Executive Officers, all of which Option Awards were granted prior to 2008 and some of which were unvested at December 31, 2008. The accounting principles and related assumptions used by the Company in calculating the expenses for such awards under SFAS No. 123(R) are set forth in Note 1 to the consolidated financial statements in the 2008 Form 10-K.

The Named Executive Officers were not awarded any stock options during 2007 or 2008. As of December 31, 2008, all stock options held by the Named Executive Officers had an exercise price that was above the $6.67 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2008. The lowest exercise price of any stock options held by the Named Executive Officers is $25.50 per share. Accordingly, all of the stock options held by the Named Executive Officers had no realizable monetary value at December 31, 2008.

(d)	The Company used September 30th as its pension plan measurement date for financial statement reporting purposes with respect to the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007 (the “2006 Form 10-K”). The Company used December 31st as its pension plan measurement date for financial statement reporting purposes with respect to the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on March 5, 2008 (the “2007 Form 10-K”) and in the 2008 Form 10-K. Accordingly, the amounts under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column have been calculated based on the aggregate change in actuarial present value of the Named Executive Officers’ accumulated benefit under the Retirement Plan and the Pension Equalization Plan from September 30, 2005 to September 30, 2006, for 2006, and from September 30, 2006 to December 31, 2007, for 2007 (annualized to reflect 12 months), based on, with respect to 2006, the assumptions as set forth in Note 11 to the consolidated financial statements in the 2006 Form 10-K, and, with respect to 2007, the assumptions as set forth in Note 11 to the consolidated financial statements in the 2007 Form 10-K, and from December 31, 2007 to December 31, 2008, for 2008, based on, with respect to 2008, the assumptions as set forth in Note 12 to the consolidated financial statements in the 2008 Form 10-K. These amounts have been calculated based on normal retirement age of 65 as specified in the Retirement Plan and Pension Equalization Plan. The Pension Equalization Plan is a non-qualified and unfunded plan.

•	For Mr. Kennedy, this amount includes $15,686, $9,076 and $12,130 under the Retirement Plan and $95,601, $52,202 and $28,991 under the Pension Equalization Plan for 2008, 2007 and 2006, respectively.

•	For Mr. Ennis, this amount includes $10,785, $5,562 and $14,077 under the Retirement Plan and $15,732, $5,636 and nil under the Pension Equalization Plan for 2008, 2007 and 2006, respectively.

•	For Mr. Kretzman, this amount includes $50,849, $26,793 and $38,934 under the Retirement Plan and $260,488, $83,261 and $76,621 under the Pension Equalization Plan for 2008, 2007 and 2006, respectively. Mr. Kretzman’s employment agreement provides that he is entitled to a retirement benefit at age 60. The aggregate change in the actuarial present value of Mr. Kretzman’s accumulated benefit calculated under the Retirement Plan, the Pension Equalization Plan and his employment agreement is, respectively, $55,465, $280,493 and $126,019, based on retirement at age 60.

(e)	Mr. Kennedy. The amounts shown under All Other Compensation for Mr. Kennedy include, for 2008, 2007 and 2006, respectively (except where otherwise noted):

•	$40,859, $41,212 and $21,600 in other compensation, consisting of: (i) $14,555, $15,058 and $15,000 in respect of a car allowance; (ii) $19,404 and $19,404 in imputed income arising from premiums paid or reimbursed by the Company in respect of life insurance (for 2008 and 2007, respectively); and (iii) $6,900, $6,750 and $6,600 in matching contributions under the 401(k) Plan.

Mr. Ennis. The amounts shown under All Other Compensation for Mr. Ennis include, for 2008 and 2007, respectively:

•	$22,512 and $22,688 in other compensation, consisting of: (i) $14,555 and $15,058 in respect of a car allowance; (ii) $144 and $90 in reimbursement of fees for tax preparation software; (iii) $913 and $790 in respect of life insurance premiums; and (iv) $6,900 and $6,750 in matching contributions under the 401(k) Plan.

Mr. Kretzman. The amounts shown under All Other Compensation for Mr. Kretzman include, for 2008, 2007 and 2006, respectively (except where otherwise noted):

•	(i) $16,246, $15,060 and $13,490 in tax gross ups in respect of imputed income arising from use of a Company automobile and life insurance premiums paid or reimbursed by the Company; (ii) $16,795, $15,019 and $16,101 in respect of use of a Company automobile; (iii) $30,531, $30,445 and $17,890 in respect of basic and supplemental life insurance premiums and Executive Medical Plan premiums; (iv) $1,500 and $1,500 in reimbursement of fees for tax preparation services (for 2008 and 2007, respectively); and (v) $6,900, $6,750 and $6,600 in respect of matching contributions under the 401(k) Plan.

Employment Agreements and Payments Upon Termination and Change of Control

Each of Messrs. Kennedy, Ennis and Kretzman, who were the Company’s Named Executive Officers during 2008, has an executive employment agreement with Products Corporation.

Mr. Kennedy

Mr. Kennedy’s employment agreement (as amended and restated, his “employment agreement”) provides that he will serve as President and Chief Executive Officer at a base salary of not less than his current base salary, with a target bonus of 100% of his base salary and a maximum bonus of 150% of his base salary. As previously noted, the 2008 Bonus Program was accrued and funded at 75% of target in order to improve cash flow.

Under his employment agreement, Mr. Kennedy is eligible to participate in fringe benefit programs and perquisites as may be generally made available to senior executives of Products Corporation of Mr. Kennedy’s level, including a car allowance and financial planning and tax preparation assistance. Mr. Kennedy’s employment agreement also provides for protection of Company confidential information and includes a non-compete obligation.

Products Corporation may terminate Mr. Kennedy’s employment agreement effective two years after written notice of non-extension of the agreement, and Mr. Kennedy may terminate his employment agreement at any time upon 60 days’ prior written notice. Mr. Kennedy’s employment agreement provides that, in the event of termination of employment by Mr. Kennedy for any material breach by Products Corporation of any of its obligations under his employment agreement, or by Products Corporation (otherwise than for “cause” as defined in the employment agreement or for disability), Mr. Kennedy would be entitled to continued payments of base salary throughout the 24-month severance period, payment of a prorated target bonus, if and to the extent bonuses are payable to executives under the Executive Bonus Plan for that year based upon achievement of objectives, continued participation in Products Corporation’s life insurance plan, subject to a limit of two years, and medical plans, subject to the terms of such plans, throughout the severance period or until Mr. Kennedy is covered by like plans of another company, and continued participation during the severance period in the other perquisites of Products Corporation for which he was eligible on the termination date.

Estimated termination benefits if Mr. Kennedy had been terminated without “cause” on December 31, 2008 would have been: (a) two times Mr. Kennedy’s annual base salary on December 31, 2008, which was $1,300,000 on such date; (b) $975,000, representing Mr. Kennedy’s 2008 target bonus; (c) 24 months of basic life insurance, at a total cost of approximately $13,260; (d) 24 months of group medical and dental insurance coverage, at a total cost of approximately $4,000, for “total dollar health” welfare spending account benefits in which Mr. Kennedy participated; (e) 24 months of tax preparation and financial counseling, at a total cost of approximately $17,000; and (f) 24 months of car allowance, at a total cost of approximately $30,000. Mr. Kennedy does not currently participate in the Company’s standard group medical and dental plans. All of Mr. Kennedy’s severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Mr. Ennis

Mr. Ennis’ employment agreement (as amended and restated effective in March 2009, his “employment agreement”) provides that Mr. Ennis will serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer and as President, Revlon International, responsible for the leadership of all of the Company’s international operations, at a base salary of not less than his current base salary, with a target bonus of 75% of his base salary and a maximum of 100% of his base salary, and that he shall be eligible to receive awards of stock options, restricted shares or other awards during the term under the Stock Plan. As previously noted, the 2008 Bonus Program was accrued and funded at 75% of target in order to improve cash flow.

Under his employment agreement, Mr. Ennis is eligible to participate in fringe benefit programs and perquisites as may be generally made available to senior executives of Products Corporation of Mr. Ennis’ level, including a car allowance and financial planning and tax preparation assistance. The employment agreement for Mr. Ennis also provides for protection of Company confidential information and includes a non-compete obligation.

Products Corporation may terminate Mr. Ennis’ employment agreement effective two years after written notice of non-extension of the agreement. Mr. Ennis’ employment agreement provides that, in the event of termination of employment by Mr. Ennis for any material breach by Products Corporation of any of its obligations under his employment agreement or by Products Corporation (otherwise than for “cause” as defined in Mr. Ennis’ employment agreement or disability), Mr. Ennis would be entitled to continued payments of base salary throughout the 24-month severance period, payment of a prorated target bonus, if and to the extent bonuses are payable to executives under the Executive Bonus Plan for that year based upon achievement of objectives, and continued participation in Products Corporation’s life insurance plan, subject to a limit of two years, and medical plans, subject to the terms of such plans, throughout the severance period or until Mr. Ennis is covered by like plans of another company and continued participation during the severance period in the other perquisites of Products Corporation for which he was eligible on the termination date.

Estimated termination benefits if Mr. Ennis had been terminated without “cause” on December 31, 2008 would have been: (a) two times Mr. Ennis’ annual base salary on December 31, 2008, which was $480,000 on such date; (b) $270,000, representing Mr. Ennis’ 2008 target bonus; (c) 24 months of basic life insurance coverage, at a total cost of approximately $4,243; (d) 24 months of group medical and dental insurance coverage, at a total cost of approximately $4,000, for “total dollar health” welfare spending account benefits in which Mr. Ennis participated; (e) 24 months of tax preparation and financial counseling, at a total cost of approximately $288, based on 2008 reimbursement; and (f) 24 months of car allowance, at a total cost of approximately $30,000. Mr. Ennis does not currently participate in the Company’s standard group medical and dental plans. All of Mr. Ennis’ severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Mr. Kretzman

Mr. Kretzman’s employment agreement (as amended and restated, his “employment agreement”) provides that he will serve as Executive Vice President, Human Resources, Chief Legal Officer and General Counsel, at a base salary of not less than his current base salary, with a target bonus of 75% of his base salary and a maximum of 100% of his base salary, and that he shall be eligible to receive awards of stock options, restricted shares or other awards during the term under the Stock Plan. As previously noted, the 2008 Bonus Program was accrued and funded at 75% of target in order to improve cash flow.

Under his employment agreement, Mr. Kretzman is eligible for participation in fringe benefit programs and perquisites as may be generally made available to senior executives of Products Corporation of Mr. Kretzman’s level, including financial planning and tax preparation assistance; use of an automobile; supplemental term life insurance coverage of two times Mr. Kretzman’s base salary; and a retirement benefit at age 60 without regard to the early retirement reductions he would otherwise be subject to under the Retirement Plan and Pension Equalization Plan, and giving effect to his years of service and compensation through his retirement date. Mr. Kretzman’s employment agreement also provides for protection of Company confidential information and includes a non-compete obligation.

Products Corporation may terminate Mr. Kretzman’s employment agreement effective two years after written notice of non-extension of the agreement. Mr. Kretzman’s employment agreement provides that, in the event of termination of employment by Mr. Kretzman for any material breach by Products Corporation of any of its obligations under his employment agreement or for “good reason” (as defined in Mr. Kretzman’s employment agreement), or by Products Corporation (otherwise than for “cause,” as defined in the employment agreement, or for disability), Mr. Kretzman would be entitled to continued payments of base salary throughout the 24-month severance period, payment of a prorated target bonus, if and to the extent bonuses are payable to executives under the Executive Bonus Plan for that year based upon achievement of objectives, continued participation in Products Corporation’s life insurance plan, subject to a limit of two years, and medical, dental and executive medical plans, subject to the terms of such plans, throughout the severance period or until Mr. Kretzman is covered by like plans of another company, and continued participation during the severance period in the other perquisites of Products Corporation for which he was eligible on the termination date.

Mr. Kretzman’s employment agreement also provides that, in the event Mr. Kretzman’s employment is terminated by Products Corporation without “cause” or by Mr. Kretzman for “good reason,” all restricted stock and stock option awards held Mr. Kretzman would continue to vest in accordance with their terms as if Mr. Kretzman’s employment had not been terminated and he had remained employed by Products Corporation, and those stock option awards would remain exercisable until the later of (i) one year after such existing stock option awards become 100% fully vested and exercisable or (ii) 18 months following Mr. Kretzman’s termination of employment, but in no event beyond the original term of each such award; provided, however, that as consideration for continued vesting of any stock option awards or restricted stock awards, as described above, the non-solicitation and non-competition covenants in Mr. Kretzman’s employment agreement would remain in effect at least until the date that all existing equity awards are fully vested.

Estimated termination benefits if Mr. Kretzman had been terminated without “cause” on December 31, 2008 would have been: (a) two times Mr. Kretzman’s annual base salary on December 31, 2008, which was $711,048 on such date; (b) $399,965, representing his 2008 target bonus; (c) 24 months of life insurance coverage, at a total cost of approximately $29,292; (d) 24 months of group medical and dental insurance and executive medical coverage, at a total cost of approximately $55,230; (e) 24 months of use of an automobile, at a total cost of approximately $57,180; (f) 24 months of tax preparation and financial counseling, at a total cost of approximately $17,000; and (g) continued vesting of unvested restricted stock (89,849 restricted shares were unvested at December 31, 2008 having a fair market value on such date of $599,293 based on the $6.67 per share NYSE closing price of the Company’s Class A Common Stock on such date) and stock option awards outstanding on December 31, 2008 (all of Mr. Kretzman’s options were “out-of-the-money” based on the $6.67 per share NYSE closing price of the Company’s Class A Common Stock on such date and thus had no realizable monetary value on December 31, 2008). Mr. Kretzman’s severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Change of Control Payments

Each of Messrs. Kennedy’s, Ennis’ and Kretzman’s employment agreements provides that, in the event of any “change of control,” the terms of their employment agreements would be extended for an additional 24 months from the effective date of any such “change of control.” Each of their employment agreements also provides that if, within this 24-month period, the executive were to terminate his employment with the Company for “good reason” or if the Company were to terminate the executive’s employment other than for “cause,” he would receive: (i) a lump-sum payment equal to two times the sum of (a) the executive’s base salary and (b) the executive’s average gross bonus earned over the five calendar years prior to termination; and (ii) 24 months of continuation of all fringe benefits in which the executive participated on the “change of control” effective date or, in lieu of such benefits, a lump-sum cash payment equal to the value of such benefits. Each of their employment agreements also provides that, in the event of a “change of control,” all then-unvested stock options and restricted shares held by them shall immediately vest and become fully exercisable.

The estimated benefits upon a “change of control” and subsequent termination for Mr. Kennedy, assuming his employment had terminated on December 31, 2008, would have been: (a) two times his annual base salary on December 31, 2008, which was $1,300,000 on such date; (b) two times his 5-year average bonus, which average was $436,520 as of December 31, 2008 (which, for 2008, includes his target bonus before any discretionary amounts); (c) approximately $13,800 in respect of the one-time costs of providing the equivalent of two years of contributions under the Company’s 401(k) Plan; (d) approximately $195,000 in respect of two additional years of service credit under the Company’s Retirement Plan and Pension Equalization Plan; (e) 24 months of basic life insurance at a cost of approximately $13,260; (f) 24 months of group medical and dental insurance coverage, at a total cost of approximately $4,000 (for “total dollar health” welfare spending account benefits in which Mr. Kennedy participated); (g) 24 months of car allowance at a cost of approximately $30,000; (h) 24 months of tax preparation and financial counseling at a total cost of approximately $17,000; and (i) immediate vesting of unvested restricted stock (179,416 restricted shares were unvested at December 31, 2008 having a fair market value on December 31, 2008 of $1,196,705 based on the $6.67 per share NYSE closing price of the Company’s Class A Common Stock on such date) and stock option awards outstanding on December 31, 2008 (all of Mr. Kennedy’s options were “out-of-the-money” based on the $6.67 per share NYSE closing price of the Company’s Class A Common Stock on such date and thus had no realizable monetary value on December 31, 2008). Mr. Kennedy does not currently participate in the Company’s standard group medical and dental plans.

The estimated benefits upon a “change of control” and subsequent termination for Mr. Ennis, assuming his employment had terminated on December 31, 2008, would have been: (a) two times his annual base salary on December 31, 2008, which was $480,000 on such date; (b) two times his average bonus of $116,044 during the three years he has been eligible to receive a bonus (which, for 2008, includes his target bonus before any discretionary amounts); (c) approximately $13,800 in respect of the one-time costs of providing the equivalent of two years of contributions under the Company’s 401(k) Plan; (d) approximately $72,000 in respect of two additional years of service credit under the Company’s Retirement Plan and Pension Equalization Plan; (e) 24 months of basic life insurance at a total cost of approximately $4,243; (f) 24 months of group medical and dental insurance coverage, at a total cost of approximately $4,000 (for “total dollar health” welfare spending account benefits in which Mr. Ennis participated); (g) 24 months of car allowance at a total cost of approximately $30,000; (h) 24 months of tax preparation and financial counseling at a total cost of approximately $288 (based on 2008 reimbursement); and (i) immediate vesting of unvested restricted stock (84,350 restricted shares were unvested at December 31, 2008 having a fair market value on December 31, 2008 of $562,615 based on the $6.67 per share NYSE closing price of the Company’s Class A Common Stock on such date) and stock option awards outstanding on December 31, 2008 (all of Mr. Ennis’ options were “out-of-the-money” based on the $6.67 per share NYSE closing price of the Company’s Class A Common Stock on such date and thus had no realizable monetary value on December 31, 2008). Mr. Ennis does not currently participate in the Company’s standard group medical and dental plans.

The estimated benefits upon a “change of control” and subsequent termination for Mr. Kretzman, assuming his employment had terminated on December 31, 2008, would have been: (a) two times his annual base salary on December 31, 2008, which was $711,048 on such date; (b) two times his 5-year average bonus, which average was $208,508 as of December 31, 2008 (which, for 2008, includes his target bonus before any discretionary amounts); (c) approximately $13,800 in respect of the one-time costs of providing the equivalent of two years of contributions under the Company’s 401(k) Plan; (d) approximately $236,200 in respect of two additional years of service credit under the Company’s Retirement Plan and Pension Equalization Plan and his employment agreement; (e) 24 months of basic and supplemental life insurance coverage at a total cost of approximately $29,292; (f) 24 months of group medical and dental insurance and executive medical coverage at a total cost of approximately $55,230; (g) 24 months of use of a Company automobile at a total cost of approximately $57,180; (h) 24 months of tax preparation and financial counseling at a total cost of approximately $17,000; and (i) immediate vesting of unvested restricted stock (89,849 restricted shares were unvested at December 31, 2008 with a fair market value of $599,293 on December 31, 2008 based on the $6.67 per share NYSE closing price of the Company’s Class A Common Stock on such date) and stock option awards outstanding on December 31, 2008 (all of Mr. Kretzman’s stock options were “out-of-the-money” based on the $6.67 per share NYSE closing price of the Company’s Class A Common Stock on such date and thus had no realizable monetary value on December 31, 2008).

GRANTS OF PLAN-BASED AWARDS

During 2008, the Named Executive Officers received the awards of restricted stock under the Stock Plan as set forth below. None of the Named Executive Officers received awards of stock options during 2008. Grant date fair values, below, reflect the number of shares of restricted stock (all of which are currently unvested) times $7.15, which was the NYSE closing market price of the Company’s Class A Common Stock on the December 8, 2008 grant date. Additionally, based on the $6.67 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2008, the fair value for the awards at year end would be less than on the grant date, at $561,947, $324,162, and $257,462 for Messrs. Kennedy, Ennis and Kretzman, respectively. Additionally, based on the $2.67 per share NYSE closing market price of the Company’s Class A Common Stock on the Record Date for the 2009 Annual Meeting, the fair value for the awards on the Record Date would be $224,948, $129,762, and $103,062 for Messrs. Kennedy, Ennis and Kretzman, respectively.

			All Other Option	Grant Date Fair
		All Other Stock Awards:	Awards: Number of	Value of Stock
		Number of Shares of	Securities Underlying	and Option
Name	Grant Date	Stock or Units (#)	Options (#)(a)	Awards ($)

David L. Kennedy	December 8, 2008	84,250	—	$602,387
President and Chief Executive Officer
Alan T. Ennis	December 8, 2008	48,600	—	$347,490
Executive Vice President, Chief Financial Officer and Treasurer (b)
Robert K. Kretzman	December 8, 2008	38,600	—	$275,990
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary

(a)	None of the Named Executive Officers received awards of stock options during 2008.

(b)	Mr. Ennis was elected in March 2009 as President, Revlon International, in addition to his role as the Company’s Executive Vice President, Chief Financial Officer and Treasurer.

On December 8, 2008, the Compensation Committee granted shares of restricted Class A Common Stock to approximately 430 employees under the Stock Plan, including each of Messrs. Kennedy, Ennis and Kretzman. Each of the Named Executive Officers’ awards was previously publicly reported on respective Form 4s filed with the SEC on December 10, 2008. All of the restricted shares granted to Messrs. Kennedy, Ennis and Kretzman vest as to one-third of the shares on each of January 10, 2010, January 10, 2011 and January 10, 2012, or in full upon any “change of control.” No dividends will be paid on the unvested restricted stock granted in 2008 to Messrs. Kennedy, Ennis or Kretzman. On December 31, 2008, all of these shares were unvested and therefore had no realizable monetary value as of that date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information regarding equity awards granted to the Named Executive Officers during 2008 and awards granted during previous years under the Company’s Stock Plan, in each case which remained outstanding as of December 31, 2008. Since the $6.67 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2008 was lower than the exercise price for all options outstanding on December 31, 2008, all of the stock options held by the Named Executive Officers had no realizable monetary value as of December 31, 2008. In addition, the $2.67 per share NYSE closing market price of the Company’s Class A Common Stock on the Record Date was significantly less than the grant date fair market value of the respective restricted stock awards listed below. All historical share data has been adjusted for the Company’s 1-for-10 Reverse Stock Split.

						Stock Awards
								Equity
								Incentive	Equity
	Option Awards							Plan	Incentive Plan
			Equity					Awards:	Awards:
			Incentive					Number of	Market or
			Plan				Market	Unearned	Payout Value
			Awards:			Number of	Value of	Shares,	of Unearned
	Number of	Number of	Number of			Shares or	Shares or	Units or	Shares, Units
	Securities	Securities	Securities			Units of	Units of	Other	or Other
	Underlying	Underlying	Underlying			Stock	Stock	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option		that	that	that	that
	Options (#)	Options (#)	Unearned	Exercise	Option	have not	have not	have not	have not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	(b)	(b)	(#)	($)	Date	(#)	($)(c)	(#)	($)

David L. Kennedy	15,000	—	—	49.60	6/21/2012	179,416	1,196,705	—	—
President and	5,000	—	—	30.60	4/22/2013
Chief	149,300	—	—	30.30	4/14/2011
Executive Officer	10,125	3,375	—	25.50	3/07/2012
Alan T. Ennis	1,500	500	—	28.80	3/31/2012	84,350	562,615	—	—
Executive Vice President, Chief Financial Officer and Treasurer (a)
Robert K. Kretzman	800	—	—	150.00	2/12/2009	89,849	599,293	—	—
Executive Vice	1,000	—	—	241.25	5/17/2009
President, Human	2,000	—	—	70.625	5/22/2010
Resources, Chief	1,500	—	—	56.60	6/18/2011
Legal Officer,	5,000	—	—	37.80	9/17/2012
General Counsel	95,500	—	—	30.30	4/14/2011
and Secretary	9,000	3,000	—	25.50	3/07/2012

(a)	Mr. Ennis was elected in March 2009 as President, Revlon International, in addition to his role as the Company’s Executive Vice President, Chief Financial Officer and Treasurer.

(b)	Grant dates and vesting for options listed in the table are as follows:

•	Mr. Kennedy:

•	Mr. Kennedy was granted 15,000 stock options at an exercise price of $49.60 per share on June 21, 2002. The options vested 25% on each anniversary of the grant date and were fully vested on June 21, 2006.

•	Mr. Kennedy was granted 5,000 stock options at an exercise price of $30.60 per share on April 22, 2003. The options vested 25% on each anniversary of the grant date and were fully vested on April 22, 2007.

•	Mr. Kennedy was granted 149,300 stock options at an exercise price of $30.30 per share on April 14, 2004. The options vested 25% on December 31 of each year and were fully vested on December 31, 2007.

•	Mr. Kennedy was granted 13,500 stock options at an exercise price of $25.50 per share on March 7, 2005. The options vest 25% on each anniversary of the grant date. As of December 31, 2008, 10,125 of these options had vested and 3,375 were unvested.

•	Mr. Ennis:

•	Mr. Ennis was granted 2,000 stock options at an exercise price of $28.80 per share on March 31, 2005. The options vest 25% on each anniversary of the grant date. As of December 31, 2008, 1,500 of these options had vested and 500 were unvested.

•	Mr. Kretzman:

•	Mr. Kretzman was granted 800 stock options at an exercise price of $150.00 per share on February 12, 1999. 100% of the options vested on February 12, 2000; these options expired on February 12, 2009.

•	Mr. Kretzman was granted 1,000 stock options at an exercise price of $241.25 per share on May 17, 1999. The options vested 25% on each anniversary of the grant date and were fully vested on May 17, 2003.

•	Mr. Kretzman was granted 2,000 stock options at an exercise price of $70.625 per share on May 22, 2000. The options vested 25% on each anniversary of the grant date and were fully vested on May 22, 2004.

•	Mr. Kretzman was granted 1,500 stock options at an exercise price of $56.60 per share on June 18, 2001. The options vested 25% on each anniversary of the grant date and were fully vested on June 18, 2005.

•	Mr. Kretzman was granted 5,000 stock options at an exercise price of $37.80 per share on September 17, 2002. One third of these options vested on each anniversary of the grant date and were fully vested on September 17, 2005.

•	Mr. Kretzman was granted 95,500 stock options at an exercise price of $30.30 per share on April 14, 2004. The options vested 25% on December 31 of each year and were fully vested on December 31, 2007.

•	Mr. Kretzman was granted 12,000 stock options at an exercise price of $25.50 per share on March 7, 2005. The options vest 25% on each anniversary of the grant date. As of December 31, 2008, 9,000 of these options had vested and 3,000 were unvested.

(c)	The market value of the restricted shares identified in the table above is based on the $6.67 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2008. None of the restricted stock granted to the executives has any dividend rights until vested.

•	Mr. Kennedy:

•	Mr. Kennedy was granted 5,000 shares of restricted stock on June 21, 2002. 100% of these shares were vested on June 18, 2004.

•	Mr. Kennedy was granted 19,500 shares of restricted stock on April 14, 2004. 100% of these shares were vested on April 14, 2007.

•	Mr. Kennedy was granted 35,000 shares of restricted stock on November 16, 2006. One-third of these shares vest on each anniversary of the grant date. As of December 31, 2008, 23,334 of these shares had vested. The remaining 11,666 restricted shares vest on November 16, 2009.

•	Mr. Kennedy was granted 83,500 shares of restricted stock on December 10, 2007. 27,833 of these shares vested on January 2, 2009 (after December 31, 2008), 27,833 vest on January 2, 2010 and 27,834 vest on January 2, 2011. As of December 31, 2008, none of these shares had vested.

•	Mr. Kennedy was granted 84,250 shares of restricted stock on December 8, 2008. One-third of these shares vest on each of January 10, 2010, January 10, 2011 and January 10, 2012. As of December 31, 2008, none of these shares had vested.

•	Mr. Ennis:

•	Mr. Ennis was granted 11,000 shares of restricted stock on November 16, 2006. As of December 31, 2008, 10,250 of these shares had vested; 750 shares vest on November 16, 2009.

•	Mr. Ennis was granted 35,000 shares of restricted stock on December 10, 2007. 11,666 of these shares vested on January 2, 2009 (after December 31, 2008), 11,667 of these shares vest on January 2, 2010 and 11,667 of these shares vest on January 2, 2011. As of December 31, 2008, none of these shares had vested.

•	Mr. Ennis was granted 48,600 shares of restricted stock on December 8, 2008. One-third of these shares vest on each of January 10, 2010, January 10, 2011 and January 10, 2012. As of December 31, 2008, none of these shares had vested.

•	Mr. Kretzman:

•	Mr. Kretzman was granted 3,500 shares of restricted stock on June 18, 2001. 100% of these shares were vested on June 18, 2004.

•	Mr. Kretzman was granted 4,000 shares of restricted stock on September 17, 2002. 100% of these shares were vested on September 17, 2005.

•	Mr. Kretzman was granted 24,000 shares of restricted stock on April 14, 2004. 100% of these shares were vested on April 14, 2007.

•	Mr. Kretzman was granted 18,750 shares of restricted stock on November 16, 2006. 6,251 of these shares vested on November 16, 2007, 6,250 of these shares vested on November 16, 2008 and 6,249 of these shares vest on November 16, 2009. As of December 31, 2008, 12,501 of the shares had vested.

•	Mr. Kretzman was granted 45,000 shares of restricted stock on December 10, 2007. 15,000 of these shares vested on January 2, 2009 (after December 31, 2008), 15,000 shares vest on January 2, 2010 and 15,000 shares vest on January 2, 2011. As of December 31, 2008, none of these shares had vested.

•	Mr. Kretzman was granted 38,600 shares of restricted stock on December 8, 2008. One-third of these shares vest on each of January 10, 2010, January 10, 2011 and January 10, 2012. As of December 31, 2008, none of these shares had vested.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth the value of restricted stock held by the Named Executive Officers which vested during 2008, with the value determined by multiplying the number of shares that vested by the NYSE closing market price of the Company’s Class A Common Stock on the vesting date. Year-end values of restricted stock that vested during 2008, based on the $6.67 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2008, were $77,812, $34,184 and $41,688 for Messrs. Kennedy, Ennis and Kretzman, respectively. Additionally, based on the $2.67 per share NYSE closing market price of the Company’s Class A Common Stock on the Record Date for the 2009 Annual Meeting, the fair value on the Record Date of the shares of restricted stock which vested during 2008 would be $31,148, $13,684, and $16,688 for Messrs. Kennedy, Ennis and Kretzman, respectively.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)(b)

David L. Kennedy	—	—	11,666	96,478
President and Chief Executive Officer
Alan T. Ennis	—	—	5,125	49,295
Executive Vice President, Chief Financial Officer and Treasurer (a)
Robert K. Kretzman	—	—	6,250	51,688
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary

(a)	Mr. Ennis was elected in March 2009 as President, Revlon International, in addition to his role as the Company’s Executive Vice President, Chief Financial Officer and Treasurer.

(b)	The aggregate dollar amount realized upon the vesting of restricted shares was computed by multiplying the number of shares of restricted stock that vested during 2008 by the NYSE closing price of the Company’s Class A Common Stock on the respective vesting dates. The SFAS No. 123(R) expense incurred by the Company with respect to the 2008 fiscal year in connection with these shares is reflected in the “Stock Awards” column of the Summary Compensation Table.

•	Mr. Kennedy had 11,666 shares of restricted stock vest on November 16, 2008. Of this amount, 4,410 shares were withheld by the Company to cover tax withholding obligations. The NYSE closing market price of the Company’s Class A Common Stock on November 14, 2008 (the last business day prior to the vesting date) was $8.27 per share. Based on the year-end $6.67 per share NYSE closing market price of the Company’s Class A Common Stock, the aggregate value of Mr. Kennedy’s stock awards that vested during 2008 was $77,812 on December 31, 2008.

•	Mr. Ennis had 2,187 shares of restricted stock vest on January 2, 2008. Of this amount, 875 shares were withheld by the Company to cover tax withholding obligations. The NYSE closing market price of the Company’s Class A Common Stock on January 2, 2008 was $11.70 per share. Mr. Ennis had 2,188 shares of restricted stock vest on July 1, 2008. Of this amount, 740 shares were withheld by the Company to cover tax withholding obligations. The NYSE closing market price of the Company’s Class A Common Stock on July 1, 2008 was $8.00 per share. Mr. Ennis had 750 shares of restricted stock vest on November 16, 2008. Of this amount, 254 shares were withheld by the Company to cover tax withholding obligations. The NYSE closing market price of the Company’s Class A Common Stock on November 14, 2008 (the last business day prior to the vesting date) was $8.27 per share. Based on the year-end $6.67 per share NYSE closing market price of the Company’s Class A Common Stock, the aggregate value of Mr. Ennis’ stock awards that vested during 2008 was $34,184 on December 31, 2008.

•	Mr. Kretzman had 6,250 shares of restricted stock vest on November 16, 2008. Of this amount, 2,114 shares were withheld by the Company to cover tax withholding obligations. The NYSE closing market price of the Company’s Class A Common Stock November 14, 2008 (the last business day prior to the vesting date) was $8.27 per share. Based on the year-end $6.67 per share NYSE closing market price of the Company’s Class A Common Stock, the aggregate value of Mr. Kretzman’s stock awards that vested during 2008 was $41,688 on December 31, 2008.

PENSION BENEFITS

The following table shows, as of December 31, 2008 (the pension plan measurement date used for financial statement reporting purposes with respect to the audited financial statements included in the Company’s 2008 Form 10-K), the number of years of credited service, and the present value of accumulated benefit and payments during the last fiscal year, with respect to each Named Executive Officer under the Retirement Plan and the Pension Equalization Plan, as described below.

		Number of Years	Present Value of	Payments
		Credited Service	Accumulated Benefit	During 2008
Name	Plan Name	(#)	($)(b)	($)

David L. Kennedy	Retirement Plan	6.50	81,458	—
President and Chief	Pension Equalization Plan	6.50	259,513	—
Executive Officer
Alan T. Ennis	Retirement Plan	3.75	31,814	—
Executive Vice	Pension Equalization Plan	3.75	22,778
President, Chief Financial Officer and Treasurer (a)
Robert K. Kretzman	Retirement Plan	20.42	436,681	—
Executive Vice	Pension Equalization Plan	20.42	1,147,858	—
President, Human Resources, Chief Legal Officer, General Counsel and Secretary

(a)	Mr. Ennis was elected in March 2009 as President, Revlon International, in addition to his role as the Company’s Executive Vice President, Chief Financial Officer and Treasurer.

(b)	The amounts set forth in the Pension Benefits table are based on the assumptions set forth in Note 12 to the consolidated financial statements in the 2008 Form 10-K. These amounts have been calculated based on the normal retirement age of 65 as specified in the Retirement Plan and Pension Equalization Plan. Mr. Kretzman’s employment agreement provides that he is entitled to a retirement benefit at age 60. The aggregate present value of Mr. Kretzman’s accumulated retirement benefit based on retirement at age 60 calculated under the Retirement Plan, the Pension Equalization Plan and his employment agreement is $465,241, $1,222,932, and $723,503, respectively.

The Retirement Plan is intended to be a tax qualified defined benefit plan. Benefits under the non-cash balance program of the Retirement Plan (the “Non-Cash Balance Program”) are a function of service and final average compensation. The Non-Cash Balance Program is designed to provide an employee having 30 years of credited service with an annuity generally equal to 52% of final average compensation less 50% of estimated individual Social Security benefits. Final average compensation is defined as average annual base salary and bonus (but not any part of bonuses in excess of 50% of base salary) during the five consecutive calendar years in which base salary and bonus (but not any part of bonuses in excess of 50% of base salary) were highest out of the last 10 years prior to retirement or earlier termination. Participants in the Non-Cash Balance Program are eligible for early retirement upon the later of the date that they reach age 55 or complete 10 years of service. The amount payable upon early retirement is calculated based on the normal retirement benefit calculation under the Non-Cash Balance Program, reduced by 1/2% for each month that benefits start before the normal retirement date of age 65 (or 6% for each full year of early retirement). As of December 31, 2008, Mr. Kretzman was eligible for early retirement under the Non-Cash Balance Program. Except as otherwise indicated, credited service includes all periods of employment with the Company or a subsidiary prior to retirement or earlier termination. Messrs. Kennedy and Ennis do not participate in the Non-Cash Balance Program.

Effective January 1, 2001, Products Corporation amended the Retirement Plan to provide for a cash balance program under the Retirement Plan (the “Cash Balance Program”). Under the Cash Balance Program, eligible employees will receive quarterly pay credits to an individual cash balance bookkeeping account equal to 5% of their base salary and bonus (but not any part of bonuses in excess of 50% of base salary) for the previous quarter. Interest credits, which commenced June 30, 2001, are allocated quarterly (based on the yield of the 30-year Treasury bill for November of the preceding calendar year). Messrs. Kennedy and Ennis participate in the Cash Balance Program. Employees who as of January 1, 2001 were at least age 45, had 10 or more years of service with the Company and whose age and years of service totaled at least 60, including Mr. Kretzman, were “grandfathered” and continue to participate in the Non-Cash Balance Program under the same retirement formula described in the preceding paragraph. All other eligible employees had their benefits earned (if any) under the Non-Cash Balance Program “frozen” on December 31, 2000 and began to participate in the Cash Balance Program on January 1, 2001. The “frozen” benefits will be payable at normal retirement age and will be reduced if the employee elects early retirement.

The Retirement Plan and Pension Equalization Plan each provide that employees vest in their benefits after they have completed three years of service with the Company or an affiliate of the Company. Each of Messrs. Kennedy, Kretzman and Ennis was fully vested in his benefits under the Pension Plan and the Pension Equalization Plan as of December 31, 2008. The Employee Retirement Income Security Act of 1974, as amended, places certain maximum limitations under ERISA and the Code upon the annual benefit payable under all qualified plans of an employer to any one individual. In addition, the Code limits the annual amount of compensation that can be considered in determining the level of benefits under qualified plans. The Pension Equalization Plan, as amended, is a non-qualified and unfunded benefit arrangement designed to provide for the payment by the Company of the difference, if any, between the amount of such maximum limitations and the annual benefit that would otherwise be payable under the Retirement Plan (including the Non-Cash Balance Program and the Cash Balance Program) but for such limitations, up to a combined maximum annual straight life annuity benefit at age 65 under the Retirement Plan and the Pension Equalization Plan of $500,000. Benefits provided under the Pension Equalization Plan are conditioned on the participant’s compliance with his or her non-competition agreement and on the participant not competing with Products Corporation for one year after termination of employment.

NON-QUALIFIED DEFERRED COMPENSATION

The only non-qualified deferred compensation plan in which any of the Company’s Named Executive Officers participated is the unfunded Excess Savings Plan, which plan was frozen to new contributions on December 31, 2004. Amounts shown in the table below reflect amounts deferred from compensation and Company matching contributions prior to December 31, 2004, as well as investment returns from December 31, 2004 through December 31, 2008.

Aggregate
	Executive	Registrant		Withdrawals/
	Contributions in	Contributions in	Aggregate Earnings	Distributions	Aggregate Balance
Name	2008 ($)	2008 ($)	in 2008 ($)(a)	($)(b)	at 12/31/08 ($)

Robert K. Kretzman	—	—	(37,876)	—	49,571
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary

(a)	Amounts reported under Aggregate Earnings in 2008 are not reported in the Summary Compensation Table. These amounts represent the decline in market returns on Mr. Kretzman’s investments under the Excess Savings Plan.

Prior to December 31, 2004, the Company allowed employees to contribute to and matched employee contributions in the Excess Savings Plan. Contributions to the Excess Savings Plan were frozen on December 31, 2004. The Excess Savings Plan provides for the same investment choices as are available in the Company’s 401(k) Plan. The Excess Savings Plan does not provide for above-market returns. Payments of participant balances under the Excess Savings Plan commence as soon as practicable after termination of a participant’s employment and may be paid in annual installments over a period of no more than 10 years or as a single lump sum payment.

DIRECTOR COMPENSATION

The following Director Compensation table shows all compensation paid by the Company to its Directors in respect of 2008. The director compensation table below includes, under the columns “Stock Awards” and “Option Awards,” the expense required to be recognized by the Company pursuant to SFAS No. 123(R) during 2008 (excluding forfeiture assumptions) in respect of outstanding restricted stock and stock option awards to the Directors listed below, which include awards granted in years prior to 2008. In all cases, stock option awards outstanding as of December 31, 2008 were “out-of-the-money,” in that in each case they had exercise prices that were above the $6.67 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2008 and therefore had no realizable monetary value to the Directors.

		Fees Earned or	Stock Awards	Option Awards	All Other
	Fiscal	Paid in Cash	($)	($)	Compensation	Total
Name (a)	Year	($)(b)	(c)(d)	(e)	($)(f)	($)

Alan S. Bernikow	2008	129,786	24,394	3,114	25,000	182,294
Paul J. Bohan	2008	109,071	24,394	3,114	14,286	150,865
Meyer Feldberg	2008	119,071	24,394	3,114	—	146,579
Edward J. Landau	2008	35,071	(614)	—	10,714	45,171
Debra L. Lee	2008	59,571	24,394	—	—	83,965
Tamara Mellon	2008	26,245	1,512	—	—	27,757
Linda Gosden Robinson	2008	20,000	(614)	—	—	19,386
Kathi P. Seifert	2008	75,571	24,394	—	—	99,965
Kenneth L. Wolfe	2008	67,071	24,394	3,114	—	94,579

(a)	See — “Summary Compensation Table” regarding compensation paid during the fiscal year to David L. Kennedy in his role as an executive officer. Messrs. Kennedy, Perelman and Schwartz did not receive any compensation for their service as Directors for 2008. Mr. Landau and Ms. Robinson did not stand for re-election at the Company’s 2008 Annual Meeting and thus ceased to serve on the Company’s Board of Directors on June 5, 2008. Ms. Mellon was elected as a Director in August 2008, Mr. Ennis was elected as a Director in March 2009 and Ms. Jordan was elected as a Director in March 2009.

(b)	At the Company’s request, in early 2008, Mercer reviewed and benchmarked the compensation of the Company’s non-employee Directors (i.e., those Directors who were not receiving compensation as officers or employees of the Company or any of its affiliates; the “Non-Employee Directors”). Based upon that work, the Compensation Committee recommended, and the Board approved, increasing the Non-Employee Directors’ annual retainer fee from $35,000 to $50,000 and their per meeting fee from $1,000 to $1,500 effective from and after June 5, 2008, which was intended to position the Company’s total compensation for its Non-Employee Directors (i.e., cash retainers, meeting fees and equity awards) at or near the median of Mercer’s competitive benchmark norms. In recognition of the increased responsibilities that have arisen as a result of the passage of the Sarbanes-Oxley Act of 2002 and revised SEC and NYSE rules, and based upon the prior advice of Mercer, during 2008, members of the Audit Committee were also paid an annual Audit Committee retainer fee of $10,000. During 2008, Non-Employee Directors who served as chairman of the Audit Committee, Governance Committee and Compensation Committee each received an annual retainer fee of $10,000. The per meeting fee for Products Corporation’s Board meetings was also increased to $1,500, from $1,000, effective from and after June 5, 2008. Finally, each member of the Pricing Committee for the Company’s previously-announced $107 million rights offering (i.e., Messrs. Bernikow, Bohan and Feldberg) earned a retainer fee of $25,000 and a per meeting attendance fee of $1,500; the Pricing Committee met three times in 2008.

(c)	The Compensation Committee determines a maximum face value of an annual equity award for each Non-Employee Director (which face value amount, under the terms of the Company’s Stock Plan, cannot exceed $100,000 in any given year), with the face value amount of the grant being divided by the NYSE closing market price of the Company’s Class A Common Stock on the grant date to determine the number of equity awards to be granted to each Non-Employee Director. On December 9, 2008, the Board of Directors, based upon management’s and the Compensation Committee’s recommendation and the advice of Mercer, approved awards of 10,750 shares of restricted stock to each of the Company’s Non-Employee Directors (the “2008 Director Restricted Stock Grants”). The 2008 Director Restricted Stock Grants were granted as part of the annual compensation program for Board members. Each of these awards was previously publicly reported on respective Form 4s filed with the SEC on December 10, 2008. Mercer’s competitive benchmark data indicated that an equity grant to Non-Employee Directors with a grant date value of approximately $75,000 was reasonable and would position total Non-Employee Director compensation (e.g., cash retainers, meeting fees and equity awards) at or near the median of Mercer’s competitive benchmark norms. One-third of those shares vest on each of January 10, 2010, January 10, 2011 and January 10, 2012.

(d)	The amounts set forth under the “Stock Awards” column reflect the expense required under SFAS No. 123(R) to be recognized by the Company with respect to fiscal year 2008, excluding forfeiture assumptions, in respect of all outstanding restricted stock awards held by the Non-Employee Directors (including the 2008 Director Restricted Stock Grants, all of which were unvested at December 31, 2008) and include awards granted in respect of years prior to 2008, some of which were unvested at December 31, 2008. The accounting principles and related assumptions used by the Company in calculating the expenses for such awards under SFAS No. 123(R) are set forth in Note 1 to the consolidated financial statements in the 2008 Form 10-K. As noted above, each Non-Employee Director was granted 10,750 shares of restricted stock on December 9, 2008, which they each held at December 31, 2008. The grant date fair value of these restricted stock awards, based on the $6.90 NYSE closing market price of the Company’s Class A Common Stock on the December 9, 2008 grant date, was $74,175 per Director grant. These shares vest as to one-third of the total award on each of January 10, 2010, January 10, 2011 and January 10, 2012. On December 31, 2008, all of these shares were unvested and therefore had no realizable monetary value as of that date.

(e)	The amounts set forth under the “Option Awards” column reflect the expense required under SFAS No. 123(R) to be recognized by the Company with respect to fiscal year 2008, excluding forfeiture assumptions, in respect of all outstanding stock option awards held by the Non-Employee Directors and reflect awards granted in respect of years prior to 2008, some of which were unvested at December 31, 2008 (and all of which were “out-of-the-money” as of December 31, 2008). The accounting principles and related assumptions used by the

Company in calculating the expenses for such awards under SFAS No. 123(R) are set forth in Note 1 to the consolidated financial statements included in the 2008 Form 10-K. As of December 31, 2008, Mr. Bernikow held 5,161 vested stock options, Messrs. Bohan and Wolfe held 4,411 vested stock options, Mr. Feldberg held 6,661 vested stock options, Mr. Landau held 750 vested stock options, and Mses. Lee, Mellon, Robinson and Seifert held no stock options (Mr. Landau and Ms. Robinson did not stand for re-election at the June 5, 2008 Annual Stockholders’ Meeting and ceased service as a Director as of such date). All such options were “out-of-the-money” as of December 31, 2008.

(f)	The amounts shown under the “All Other Compensation” column reflect fees received by Messrs. Bernikow, Landau and Bohan during 2008 as members of the Board of Directors of Products Corporation (the Company’s wholly-owned operating subsidiary). Mr. Bohan was elected to Products Corporation’s Board of Directors in June 2008, succeeding Mr. Landau on Products Corporation’s Board; accordingly, their respective retainer fees were pro-rated for 2008. Products Corporation’s Non-Employee Directors are paid an annual retainer fee of $25,000 per annum and are entitled to a meeting fee of $1,500 for each meeting of Products Corporation’s Board of Directors that they attend. Messrs. Kennedy, Perelman and Schwartz also served as members of Products Corporation’s Board of Directors during 2008, but received no fees for such service. Mr. Ennis was elected as a Director of Products Corporation in March 2009.

OWNERSHIP OF COMMON STOCK

The following table sets forth, as of April 9, 2009 (unless otherwise noted), the number of shares of the Company’s Common Stock beneficially owned, and the percent so owned, by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) the Chief Executive Officer during 2008 and each of the other Named Executive Officers during 2008; and (iv) all directors and Named Executive Officers of the Company during 2008 as a group. The number of shares owned are those beneficially owned, as determined under the applicable rules of the SEC for the purposes of this Proxy Statement, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. Certain of the shares listed as beneficially owned are pursuant to stock options which were all “out-of-the-money” as of such date.

	Amount and Nature of
	Beneficial Ownership
	(Class A Unless
Name and Address of Beneficial Owner	Otherwise Noted)		Percentage of Class

Ronald O. Perelman	28,270,235	(1)	60.9% (Class A and Class B
35 E. 62nd St.	3,125,000 (Class B	)(1)	combined)
New York, NY 10065			58.3% (Class A) 100% (Class B)
FMR LLC	7,697,114	(2)	14.9% (Class A and Class B
82 Devonshire Street			combined)
Boston MA 02109			15.9% (Class A)
Alan S. Bernikow	8,397	(3)	*
Paul J. Bohan	27,647	(4)	*
Alan T. Ennis	25,647	(5)	*
Meyer Feldberg	9,897	(6)	*
Ann D. Jordan	—		—
David L. Kennedy	329,801	(7)	*
Robert K. Kretzman	166,209	(8)	*
Debra L. Lee	2,500	(9)	*
Tamara Mellon	—		—
Barry Schwartz	22,014		*
Kathi P. Seifert	14,808	(10)	*
Kenneth L. Wolfe	9,147	(11)	*
All Directors and Named
Executive Officers as a Group	28,886,302		61.7% (Class A and Class B
(13 Persons)	3,125,000 (Class B	)	combined) 59.2% (Class A) 100% (Class B)

*	Less than one percent.

(1)	Mr. Perelman beneficially owned, directly and indirectly through MacAndrews & Forbes, as of April 9, 2009, 28,270,235 shares of Class A Common Stock (including 20,166,143 shares beneficially owned by MacAndrews & Forbes (of which 4,561,610 shares are beneficially owned by a family member, with respect to which shares MacAndrews & Forbes holds a voting proxy); 323,500 shares held directly by Mr. Perelman; 7,718,092 shares owned by RCH Holdings One Inc., a holding company in which each of Mr. Perelman and The Ronald O. Perelman 2008 Trust owned 50% of the shares; and 62,500 shares that Mr. Perelman could acquire under vested stock options). Mr. Perelman, through MacAndrews & Forbes, also beneficially owned, as of April 9, 2009, all of the outstanding 3,125,000 shares of Revlon, Inc. Class B Common Stock, each of which is convertible into one share of Class A Common Stock. Such Common Stock share ownership represented approximately 58% of the Class A Common Stock, approximately 61% of the outstanding shares of Revlon, Inc. Common Stock and approximately 75% of the combined voting power of such shares as of April 9, 2009. Shares of Class A Common Stock and shares of intermediate holding companies between Revlon, Inc. and MacAndrews & Forbes are, and may from time to time be, pledged to secure obligations of MacAndrews & Forbes. A default under any of these obligations that are secured by the pledged shares could cause a foreclosure with respect to such shares of Class A Common Stock or stock of intermediate holding companies. A foreclosure upon any such shares of stock or dispositions of shares of Class A Common Stock or stock of intermediate holding companies beneficially owned by MacAndrews & Forbes would not at this time constitute a “change of control” under Products Corporation’s 2006 Credit Agreements (as hereinafter defined), the MacAndrews & Forbes Senior Subordinated Term Loan (as hereinafter defined) or the indenture governing Products Corporation’s 9 1/2% Senior Notes.

(2)	Information based solely on a Schedule 13G/A, dated and filed with the SEC on February 17, 2009 and reporting, as of December 31, 2008, beneficial ownership by FMR LLC and Edward C. Johnson 3d (the Chairman of FMR LLC), of 7,697,114 shares of Class A Common Stock (collectively, the “Fidelity Owned Shares”), including 1,156,517 shares with respect to which FMR LLC has sole power to vote or direct the vote and 7,697,114 shares in total that FMR LLC has sole power to dispose of or direct the disposition of. According to the Schedule 13G/A, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, was the beneficial owner of 6,113,349 shares of Class A Common Stock (which are included in the total reported Fidelity Owned Shares) as a result of acting as investment adviser to various investment companies, one of which, Fidelity Advisors High Yield Fund, was the beneficial owner of 4,464,520 shares of Class A Common Stock (which are included in the total reported Fidelity Owned Shares). The percentages of class represented by the reported Fidelity Owned Shares reflect shares of Company Common Stock outstanding as of December 31, 2008.

(3)	Includes 2,500 shares held directly by Mr. Bernikow (representing formerly restricted shares that vested in accordance with the terms of the award agreements) and 5,897 shares that Mr. Bernikow may acquire under vested options, all of which options are out-of-the-money.

(4)	Includes 22,500 shares held directly by Mr. Bohan (including 2,500 formerly restricted shares that vested in accordance with the terms of the award agreements and 20,000 shares that were purchased directly by Mr. Bohan) and 5,147 shares that Mr. Bohan may acquire under vested options, all of which options are out-of-the-money.

(5)	Includes 23,647 shares held directly by Mr. Ennis (including 13,647 formerly restricted shares that vested in accordance with the terms of the award agreements, net of shares withheld for taxes, and 10,000 shares that were purchased directly by Mr. Ennis) and 2,000 shares that Mr. Ennis may acquire under vested options, all of which options are out-of-the-money.

(6)	Includes 2,500 shares held directly by Mr. Feldberg (representing formerly restricted shares that vested in accordance with the terms of the award agreements) and 7,397 shares that Mr. Feldberg may acquire under vested options, all of which options are out-of-the-money.

(7)	Includes 127,001 shares held directly by Mr. Kennedy (including 78,865 shares that were purchased directly by Mr. Kennedy and 48,136 formerly restricted shares that vested in accordance with the terms of the award agreements, net of shares withheld for taxes), 20,000 shares purchased by Mr. Kennedy through his Company 401(k) plan account, and 182,800 shares that Mr. Kennedy may acquire under vested options, all of which options are out-of-the-money.

(8)	Includes 49,209 shares held directly by Mr. Kretzman (including 39,209 formerly restricted shares that vested in accordance with the terms of the award agreements, net of shares withheld for taxes, and 10,000 shares that were purchased directly by Mr. Kretzman) and 117,000 shares that Mr. Kretzman may acquire under vested options, all of which options are out-of-the-money.

(9)	Includes 2,500 formerly restricted shares that vested in accordance with the terms of the award agreements.

(10)	Includes 12,308 shares that were purchased directly by Ms. Seifert and 2,500 formerly restricted shares that vested in accordance with the terms of the award agreements.

(11)	Includes 4,000 shares held directly by Mr. Wolfe (including 1,500 shares that were purchased directly by Mr. Wolfe and 2,500 formerly restricted shares that vested in accordance with the terms of the award agreements) and 5,147 shares that Mr. Wolfe may acquire under vested options, all of which options are out-of-the-money.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth as of December 31, 2008, with respect to all equity compensation plans of the Company previously approved and not previously approved by its stockholders: (i) the number of securities to be issued upon the exercise of outstanding options, warrants and rights; (ii) the weighted-average exercise price of such outstanding options, warrants and rights; and (iii) the number of securities remaining available for future issuance under such equity compensation plans, excluding securities reflected in column (a).

(c)
	(a)	(b)	Number of Securities Remaining
	Number of Securities to	Weighted-Average	Available for Future Issuance
	be Issued Upon Exercise	Exercise Price of	under Equity Compensation
	of Outstanding	Outstanding	Plans
	Options, Warrants and	Options, Warrants	(Excluding Securities
Plan Category	Rights	and Rights	Reflected in Column (a))

Previously Approved by Stockholders:
Stock Plan	1,405,486 (1)	36.76	2,572,819 (2)
Not Previously Approved by Stockholders:	—	—	—

(1)	Includes 1,405,486 stock options and stock appreciation rights issued under the Stock Plan. Does not include 1,643,739 shares of restricted stock and restricted stock units issued under the Stock Plan which are not yet vested and are subject to forfeiture.

(2)	As of December 31, 2008, all of these shares remained available for issuance as awards of any kind under the Stock Plan, including awards of restricted stock and restricted stock units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of December 31, 2008, MacAndrews & Forbes beneficially owned shares of Revlon, Inc.’s Common Stock having approximately 75% of the combined voting power of such outstanding shares. As a result, MacAndrews & Forbes is able to elect Revlon, Inc.’s entire Board of Directors and control the vote on all matters submitted to a vote of Revlon, Inc.’s stockholders. MacAndrews & Forbes is wholly owned by Ronald O. Perelman, Chairman of Revlon, Inc.’s Board of Directors.

Transfer Agreements

In June 1992, Revlon, Inc. and Products Corporation entered into an asset transfer agreement with Revlon Holdings LLC, a Delaware limited liability company and formerly a Delaware corporation known as Revlon Holdings Inc. (“Revlon Holdings”), and which is an affiliate and an indirect wholly-owned subsidiary of MacAndrews & Forbes and certain of Revlon Holdings’ wholly-owned subsidiaries. Revlon, Inc. and Products

Corporation also entered into a real property asset transfer agreement with Revlon Holdings. Pursuant to such agreements, on June 24, 1992 Revlon Holdings transferred assets to Products Corporation and Products Corporation assumed all of the liabilities of Revlon Holdings, other than certain specifically excluded assets and liabilities (the liabilities excluded are referred to as the “Excluded Liabilities”). Certain consumer products lines sold in demonstrator-assisted distribution channels considered not integral to Revlon, Inc.’s business and that historically had not been profitable and certain other assets and liabilities were retained by Revlon Holdings. Revlon Holdings agreed to indemnify Revlon, Inc. and Products Corporation against losses arising from the Excluded Liabilities, and Revlon, Inc. and Products Corporation agreed to indemnify Revlon Holdings against losses arising from the liabilities assumed by Products Corporation. The amount reimbursed by Revlon Holdings to Products Corporation for the Excluded Liabilities for 2008 was approximately $0.3 million.

Reimbursement Agreements

Revlon, Inc., Products Corporation and MacAndrews & Forbes Inc., a wholly-owned subsidiary of MacAndrews & Forbes Holdings Inc. (“MacAndrews & Forbes Holdings”) have entered into reimbursement agreements (the “Reimbursement Agreements”) pursuant to which (i) MacAndrews & Forbes Inc. is obligated to provide (directly or through affiliates) certain professional and administrative services, including employees, to Revlon, Inc. and its subsidiaries, including Products Corporation, and purchase services from third party providers, such as insurance, legal and accounting services and air transportation services, on behalf of Revlon, Inc. and its subsidiaries, including Products Corporation, to the extent requested by Products Corporation, and (ii) Products Corporation is obligated to provide certain professional and administrative services, including employees, to MacAndrews & Forbes and purchase services from third party providers, such as insurance, legal and accounting services, on behalf of MacAndrews & Forbes to the extent requested by MacAndrews & Forbes, provided that in each case the performance of such services does not cause an unreasonable burden to MacAndrews & Forbes or Products Corporation, as the case may be.

Products Corporation reimburses MacAndrews & Forbes for the allocable costs of the services purchased for or provided to Products Corporation and its subsidiaries and for the reasonable out-of-pocket expenses incurred in connection with the provision of such services. MacAndrews & Forbes reimburses Products Corporation for the allocable costs of the services purchased for or provided to MacAndrews & Forbes and for the reasonable out-of-pocket expenses incurred in connection with the purchase or provision of such services. Each of Revlon, Inc. and Products Corporation, on the one hand, and MacAndrews & Forbes Inc., on the other, has agreed to indemnify the other party for losses arising out of the provision of services by it under the Reimbursement Agreements, other than losses resulting from its willful misconduct or gross negligence.

The Reimbursement Agreements may be terminated by either party on 90 days’ notice. Products Corporation does not intend to request services under the Reimbursement Agreements unless their costs would be at least as favorable to Products Corporation as could be obtained from unaffiliated third parties.

Revlon, Inc. and Products Corporation participate in MacAndrews & Forbes’ directors’ and officers’ liability insurance program which covers Revlon, Inc. and Products Corporation as well as MacAndrews & Forbes. The limits of coverage are available on an aggregate basis for losses to any or all of the participating companies and their respective directors and officers. Revlon, Inc. and Products Corporation reimburse MacAndrews & Forbes from time to time for their allocable portion of the premiums for such coverage or they pay the insurers directly, which premiums the Company believes are more favorable than the premiums the Company would pay were it to secure stand-alone coverage. Any amounts paid by Revlon, Inc. and Products Corporation directly to MacAndrews & Forbes in respect of premiums are included in the amounts paid under the Reimbursement Agreements. The net amount payable to MacAndrews & Forbes from Products Corporation for the services provided under the Reimbursement Agreements for 2008 was approximately $1.4 million, primarily in respect of reimbursements for insurance premiums.

Tax Sharing Agreements

As a result of the closing of the Revlon Exchange Transactions (as defined below) (see — “Fidelity Stockholders Agreement”), as of March 25, 2004, Revlon, Inc., Products Corporation and their U.S. subsidiaries were no longer included in the affiliated group of which MacAndrews & Forbes was the common parent (the “MacAndrews & Forbes Group”) for federal income tax purposes.

In June 1992, Revlon Holdings, Revlon, Inc., Products Corporation and certain of its subsidiaries, and MacAndrews & Forbes Holdings entered into a tax sharing agreement (as subsequently amended and restated, the “MacAndrews & Forbes Tax Sharing Agreement”), pursuant to which MacAndrews & Forbes Holdings agreed to indemnify Revlon, Inc. and Products Corporation against federal, state or local income tax liabilities of the MacAndrews & Forbes Group (other than in respect of Revlon, Inc. and Products Corporation) for taxable periods beginning on or after January 1, 1992 during which Revlon, Inc. and Products Corporation or a subsidiary of Products Corporation was a member of such group. In these taxable periods, Revlon, Inc. and Products Corporation were included in the MacAndrews & Forbes Group, and Revlon, Inc.’s and Products Corporation’s federal taxable income and loss were included in such group’s consolidated tax return filed by MacAndrews & Forbes Holdings. Revlon, Inc. and Products Corporation were also included in certain state and local tax returns of MacAndrews & Forbes Holdings or its subsidiaries. Pursuant to the MacAndrews & Forbes Tax Sharing Agreement, for all such taxable periods, Products Corporation was required to pay to Revlon, Inc., which in turn was required to pay to Revlon Holdings, amounts equal to the taxes that Products Corporation would otherwise have had to pay if it were to file separate federal, state or local income tax returns (including any amounts determined to be due as a result of a redetermination arising from an audit or otherwise of the consolidated or combined tax liability relating to any such period which was attributable to Products Corporation), except that Products Corporation was not entitled to carry back any losses to taxable periods ending prior to January 1, 1992. The MacAndrews & Forbes Tax Sharing Agreement remains in effect solely for taxable periods beginning on or after January 1, 1992, through and including March 25, 2004.

Following the closing of the Revlon Exchange Transactions in March 2004, Revlon, Inc. became the parent of a new consolidated group for federal income tax purposes and Products Corporation’s federal taxable income and loss will be included in such group’s consolidated tax returns. Accordingly, Revlon, Inc. and Products Corporation entered into a tax sharing agreement (the “Revlon Tax Sharing Agreement”) pursuant to which Products Corporation will be required to pay to Revlon, Inc. amounts equal to the taxes that Products Corporation would otherwise have had to pay if Products Corporation were to file separate federal, state or local income tax returns, limited to the amount, and payable only at such times, as Revlon, Inc. will be required to make payments to the applicable taxing authorities.

There were no federal tax payments or payments in lieu of taxes from Revlon, Inc. to Revlon Holdings pursuant to the MacAndrews & Forbes Tax Sharing Agreement in 2008 with respect to periods covered by the MacAndrews & Forbes Tax Sharing Agreement. During the first quarter of 2009, there was a federal tax payment of $0.6 million from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement in respect to 2008.

Registration Rights Agreement

Prior to the consummation of Revlon, Inc.’s initial public equity offering in February 1996, Revlon, Inc. and Revlon Worldwide Corporation (which subsequently merged into REV Holdings LLC (“REV Holdings”), the then direct parent of Revlon, Inc., entered into a registration rights agreement (the “Registration Rights Agreement”), and in February 2003, MacAndrews & Forbes executed a joinder agreement to the Registration Rights Agreement, pursuant to which REV Holdings, MacAndrews & Forbes and certain transferees of Revlon, Inc.’s Common Stock held by REV Holdings (the “Holders”) had the right to require Revlon, Inc. to register under the Securities Act of 1933, as amended, all or part of the Class A Common Stock owned by such Holders, including shares of Class A Common Stock purchased by MacAndrews & Forbes in connection with the $50.0 million equity rights offering consummated by Revlon, Inc. in 2003 and shares of Class A Common Stock issuable upon conversion of Revlon, Inc.’s Class B Common Stock owned by such Holders (a “Demand Registration”). In connection with the closing of the Revlon Exchange Transactions and pursuant to an Investment Agreement entered into in connection with such transactions (the “2004 Investment Agreement”), MacAndrews & Forbes executed a joinder agreement that provided that MacAndrews & Forbes would also be a Holder under the Registration Rights Agreement and that all shares acquired by MacAndrews & Forbes pursuant to the 2004 Investment Agreement are deemed to be registrable securities under the Registration Rights Agreement. This included all of the shares of Class A Common Stock acquired by MacAndrews & Forbes in connection with the Company’s $110 million rights offering of shares of its Class A Common Stock and related private placement to MacAndrews & Forbes, which was consummated in March 2006, and the Company’s $100 million rights offering of shares of its Class A Common Stock and related private placement to MacAndrews & Forbes, which was consummated in January 2007 (the “$100 Million Rights Offering”).

Revlon, Inc. may postpone giving effect to a Demand Registration for a period of up to 30 days if Revlon, Inc. believes such registration might have a material adverse effect on any plan or proposal by Revlon, Inc. with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or if Revlon, Inc. is in possession of material non-public information that, if publicly disclosed, could result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to Revlon, Inc. In addition, the Holders have the right to participate in registrations by Revlon, Inc. of its Class A Common Stock (a “Piggyback Registration”). The Holders will pay all out-of-pocket expenses incurred in connection with any Demand Registration. Revlon, Inc. will pay any expenses incurred in connection with a Piggyback Registration, except for underwriting discounts, commissions and expenses attributable to the shares of Class A Common Stock sold by such Holders.

2004 Consolidated MacAndrews & Forbes Line of Credit

In July 2004, Products Corporation and MacAndrews & Forbes Inc. entered into an agreement, which provided Products Corporation with a $152 million line of credit (as amended, the “2004 Consolidated MacAndrews & Forbes Line of Credit”). The commitment under the 2004 Consolidated MacAndrews & Forbes Line of Credit reduced to $87.0 million from $152.0 million in July 2005 and reduced to $50.0 million from $87.0 million in January 2007 upon completion of the $100 Million Rights Offering. Pursuant to a December 2006 amendment, upon consummation of the $100 Million Rights Offering, which was completed in January 2007, $50.0 million of the line of credit remained available to Products Corporation through January 31, 2008 on substantially the same terms (which line of credit would otherwise have terminated pursuant to its terms upon the consummation of the $100 Million Rights Offering). The 2004 Consolidated MacAndrews & Forbes Line of Credit expired in accordance with its terms on January 31, 2008. It was undrawn during its entire term.

Fidelity Stockholders Agreement

In connection with certain debt reduction transactions completed in March 2004 in which the Company exchanged approximately $804 million of Products Corporation’s debt, $54.6 million of the Company’s preferred stock and $9.9 million of accrued interest for 29,996,949 shares of Class A Common Stock (the “Revlon Exchange Transactions”) (as adjusted for Revlon, Inc.’s September 2008 1-for-10 Reverse Stock Split), in February 2004 the Company and Fidelity entered into a stockholders agreement (the “Stockholders Agreement”) pursuant to which, among other things, (i) the Company agreed to continue to maintain a majority of independent directors (as defined by NYSE listing standards) on its Board of Directors, as it currently does; (ii) the Company established and maintains its Governance Committee of the Board of Directors; and (iii) the Company agreed to certain restrictions with respect to the Company’s conducting any business or entering into any transactions or series of related transactions with any of its affiliates, any holders of 10% or more of the outstanding voting stock or any affiliates of such holders (in each case, other than its subsidiaries). This Stockholders Agreement will terminate when Fidelity ceases to be the beneficial holder of at least 5% of the Company’s outstanding voting stock.

MacAndrews & Forbes Senior Subordinated Term Loan

In January 2008, Products Corporation entered into the Senior Subordinated Term Loan Agreement with MacAndrews & Forbes (the “MacAndrews & Forbes Senior Subordinated Term Loan”) and on February 1, 2008, Products Corporation used the $170 million of proceeds of such loan to repay in full the $167.4 million remaining aggregate principal balance of Products Corporation’s 8 5/8% Senior Subordinated Notes, which matured on February 1, 2008, and to pay $2.55 million of related fees and expenses. In connection with such repayment, Products Corporation also used cash on hand to pay $7.2 million of accrued and unpaid interest due on the 8 5/8% Senior Subordinated Notes up to, but not including, the February 1, 2008 maturity date. The MacAndrews & Forbes Senior Subordinated Term Loan generally incorporates the subordination provisions from the indenture that governed the 8 5/8% Senior Subordinated Notes prior to their repayment and certain other covenants from the indenture governing Products Corporation’s 9 1/2% Senior Notes due April 2011.

In July 2008, the Company consummated the disposition of its non-core Bozzano business, a leading men’s hair care and shaving line of products, and certain other non-core brands, including Juvena and Aquamarine, which were sold by the Company only in the Brazilian market (the “Bozzano Sale Transaction”) for a purchase price of approximately $107 million, including approximately $3 million in cash on its Brazilian subsidiary’s balance sheet on the closing date. In September 2008, Products Corporation used $63.0 million of the net proceeds from the Bozzano Sale Transaction to partially repay $63.0 million of the outstanding aggregate principal amount of the MacAndrews & Forbes Senior Subordinated Term Loan. Following such partial repayment, there remained outstanding $107 million in aggregate principal amount under the MacAndrews & Forbes Senior Subordinated Term Loan.

Pursuant to a November 2008 amendment, the MacAndrews & Forbes Senior Subordinated Term Loan is scheduled to mature on the earlier of (1) the date that Revlon, Inc. issues equity with gross proceeds of at least $107 million, which proceeds would be contributed to Products Corporation and used to repay the $107 million remaining aggregate principal balance of the MacAndrews & Forbes Senior Subordinated Term Loan, or (2) August 1, 2010, in consideration for the payment of an extension fee of 1.5% of the aggregate principal amount outstanding under the loan. The MacAndrews & Forbes Senior Subordinated Term Loan continues to provide that Products Corporation may, at its option, prepay such loan, in whole or in part (together with accrued and unpaid interest), at any time prior to maturity, without premium or penalty.

In connection with the closing of the MacAndrews & Forbes Senior Subordinated Term Loan, Revlon, Inc. and MacAndrews & Forbes entered into a letter agreement in January 2008 pursuant to which Revlon, Inc. agreed that if Revlon, Inc. conducts any equity offering before full payment of the MacAndrews & Forbes Senior Subordinated Term Loan, and, if MacAndrews & Forbes and/or its affiliates elects to participate in any such offering, MacAndrews & Forbes and/or its affiliates may pay for any shares it acquires in such offering either in cash or by tendering debt valued at its face amount under the MacAndrews & Forbes Senior Subordinated Term Loan Agreement, including any accrued but unpaid interest, on a dollar for dollar basis, or in any combination of cash and such debt. Revlon, Inc. is under no obligation to conduct an equity offering and MacAndrews & Forbes and its affiliates are under no obligation to subscribe for shares should Revlon elect to conduct an equity offering.

In approving the MacAndrews & Forbes Senior Subordinated Term Loan in November 2007 and its extension in November 2008, the Board of Directors determined that such terms were more favorable to the Company than those that were available to the Company from commercial lenders at both the time of entering into the loan and its extension. While such transactions were pre-approved transactions under the Company’s Related Party Transaction Policy, the Company’s Board of Directors reviewed and approved the entering into of such transactions in November 2007 and November 2008 and in accordance with such policy, the Board’s Governance Committee, consisting solely of independent directors, reviewed the terms of such transactions.

Other

Pursuant to a lease dated April 2, 1993 (the “Edison Lease”), Revlon Holdings leased to Products Corporation the Edison, N.J. research and development facility for a term of up to 10 years with an annual rent of $1.4 million and certain shared operating expenses payable by Products Corporation which, together with the annual rent, were not to exceed $2.0 million per year. In August 1998, Revlon Holdings sold the Edison facility to an unrelated third party, which assumed substantially all liability for environmental claims and compliance costs relating to the Edison facility, and in connection with the sale Products Corporation terminated the Edison Lease and entered into a new lease with the new owner. Revlon Holdings agreed to indemnify Products Corporation through September 1, 2013 (the term of the new lease) to the extent that rent under the new lease exceeds the rent that would have been payable under the terminated Edison Lease had it not been terminated. The net amount reimbursed by Revlon Holdings to Products Corporation with respect to the Edison facility for 2008 was approximately $0.4 million.

Certain of Products Corporation’s debt obligations, including its bank term loan agreement and its multi-currency revolving credit agreement (the “2006 Credit Agreements”), have been, and may in the future be, supported by, among other things, guaranties from the Company and, subject to certain limited exceptions, all of the domestic subsidiaries of Products Corporation. The obligations under such guaranties are and were secured by, among other things, the capital stock of Products Corporation and, subject to certain limited exceptions, the capital stock of all of Products Corporation’s domestic subsidiaries and 66% of the capital stock of Products Corporation’s and its domestic subsidiaries’ first-tier foreign subsidiaries.

During 2008, Products Corporation paid approximately $0.4 million to a nationally-recognized security services company, in which MacAndrews & Forbes had a controlling interest, for security officer services. Products Corporation’s decision to engage such firm was based upon its expertise in the field of security services, and the rates were competitive with industry rates for similarly situated security firms. Effective in August 2008, MacAndrews & Forbes disposed of its interest in such security services company and accordingly from and after such date such company is no longer a related party.

Review and Approval of Transactions with Related Persons

Under the Company’s long-standing practices and standard procedures and under Products Corporation’s indenture, credit agreements and other debt instruments, related party transactions must be upon terms no less favorable to the Company than would be obtainable at the time in a comparable transaction in arm’s length dealings with unrelated third parties and the terms of any such transaction must be set forth in writing. In addition, with respect to any transactions or series of transactions involving payments or other consideration in excess of $5.0 million, pursuant to Products Corporation’s indenture, such transactions must be approved by all of Products Corporation’s independent directors. For any transaction or series of transactions involving payments or other consideration in excess of $20.0 million, pursuant to Products Corporation’s indenture, such transaction or series of transactions must be approved by all of Products Corporation’s independent directors and determined, in the written opinion of a nationally recognized, investment banking firm, to be fair, from a financial point of view, to the Company.

Certain limited transactions, such as transactions previously approved by the Board of Directors and disclosed in the Company’s Form 10-Ks and proxy statements, certain routine transactions between the Company and its subsidiaries, compensation arrangements between the Company and its officers and directors (provided they hold less than 10% of the Company’s common stock), transactions which are permitted under the Company’s indentures, credit agreements and other debt instruments as in effect from time to time, and inventory transactions entered into the ordinary course of business, are excluded from these requirements.

The Company also has a detailed written Conflicts of Interest Policy which specifically provides, among other things, that each of the Company’s directors, officers and employees has a responsibility to avoid, and to cause their immediate family members to avoid, any interest, activity or relationship that may interfere or conflict with the performance of his or her duties to the Company in a loyal and effective manner to the best of his or her ability and in the Company’s best interest. Under the Conflicts of Interest Policy, it is recognized that conflicts of interest do not include any interest, relationship or activity in which an interested person has a direct or indirect involvement or interest if the terms of such interest, relationship or activity are at least as favorable to the Company as terms that would be available at the time for a comparable interest, relationship or activity in arm’s length dealings with unrelated third parties.

In March 2007, the Company’s Board of Directors formalized these practices and procedures by adopting the Revlon, Inc. Related Party Transaction Policy, which serves as a set of guidelines for the approval of interested transactions with related parties. Under this Policy, related party transactions are subject to the review, approval and/or ratification of the Governance Committee, which is comprised solely of independent directors. The Policy also pre-approves a series of related party transactions including, among others: (i) certain employment relationships and related compensatory arrangements with executive officers, which are either approved by the Compensation Committee or disclosed in the Company’s annual proxy statement, if so required; (ii) transactions related to the ownership of the Company’s common stock where all stockholders are receiving the same or substantially the same pro rata benefit; (iii) competitively-bid transactions; (iv) transactions permitted under Products Corporation’s indenture, credit agreements and other debt instruments; and (v) transactions described in the Company’s proxy statements or other SEC reports filed with or furnished to the SEC on or before the adoption of the Policy in March 2007.

The Policy also delegates to the Chair of the Governance Committee the authority to approve certain related party transactions and all related party transactions approved by the Chair, as well as all related party transactions deemed pre-approved under the Policy, are to be periodically reviewed by the Governance Committee.

CODE OF BUSINESS CONDUCT AND SENIOR FINANCIAL OFFICER CODE OF ETHICS

The Company has a written Code of Business Conduct (the “Code of Business Conduct”) that includes a code of ethics (the “Senior Financial Officer Code of Ethics”) that applies to the Company’s Chief Executive Officer and senior financial officers (including the Company’s Chief Financial Officer, Controller and persons performing similar functions) (collectively, the “Senior Financial Officers”). In addition to printable copies of the Code of Business Conduct and the Senior Financial Officer Code of Ethics being available on the Company’s website, www.revloninc.com, the Company will provide a copy of the Code of Business Conduct and Senior Financial Officer Code of Ethics, without charge, upon written request to the Compliance Officer of the Company at Revlon, Inc., 237 Park Avenue, New York, NY, 10017, attention: Robert K. Kretzman. If the Company changes the Senior Financial Officer Code of Ethics in any material respect or waives any provision of the Senior Financial Officer Code of Ethics for any of its Senior Financial Officers, the Company expects to provide the public with notice of any such change or waiver by publishing an appropriate description of such event on its corporate website, www.revloninc.com, or by other appropriate means as required or permitted under applicable rules of the SEC. The Company does not currently expect to make any such waivers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s executive officers, directors and 10% stockholders may be required under the Exchange Act to file reports of ownership and changes in ownership with the NYSE and the SEC. The Company makes such SEC filings available on its investor relations website, www.revloninc.com, under the heading “SEC Filings.” Copies of these reports also must be furnished to the Company.

Based solely upon a review of copies of such reports furnished to the Company through the date hereof and written representations as to transactions consummated by the Company’s executive officers, directors and 10% holders during the year, if any, the Company believes that all Section 16 filing requirements applicable to its executive officers, directors and 10% holders were complied with during 2008.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF KPMG LLP

The Audit Committee of the Board of Directors has selected, subject to ratification by the Company’s stockholders, KPMG LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2009.

The Sarbanes-Oxley Act of 2002 and Section 10A of the Exchange Act require that the Audit Committee of the Board of Directors be directly responsible for the appointment, compensation, retention and oversight of the audit work of the Company’s independent registered public accounting firm. Ratification by the stockholders of the selection of KPMG LLP is not required by law, the Company’s By-laws or otherwise. However, the Board of Directors is submitting the selection of KPMG LLP for stockholder ratification to ascertain stockholders’ views on the matter.

KPMG LLP has audited the consolidated financial statements of the Company and its predecessors for more than the past five years. Representatives of KPMG LLP are expected to be present at the 2009 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Audit Committee reviews audit and non-audit services performed by KPMG LLP, as well as the fees charged by KPMG LLP for such services. In its review of non-audit service fees, the Audit Committee received and discussed with KPMG LLP their annual written report on KPMG LLP’s independence from the Company and its management, as required by applicable requirements of the Public Company Accounting Oversight Board

regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG LLP that firm’s independence. The Audit Committee has satisfied itself that KPMG LLP’s provision of audit and non-audit services to the Company is compatible with KPMG LLP’s independence. Additional information concerning the Audit Committee and its activities with KPMG LLP can be found in the following sections of this Proxy Statement: “Board of Directors and its Committees” and “Audit Committee Report.” Information regarding the aggregate fees billed by KPMG LLP for services rendered to the Company for the fiscal years ended December 31, 2008 and December 31, 2007 can be found below under “Audit Fees.”

With respect to Proposal No. 2, all proxies properly submitted to the Company, unless such proxies are revoked prior to their being voted on, will be voted in accordance with the instructions given by the person validly submitting such proxy or, in the absence of such instructions, will be voted FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION

The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009 will require the affirmative vote of the holders of a majority of the total number of votes of Common Stock present in person or represented by proxy and entitled to vote at the 2009 Annual Meeting, voting as a single class. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against Proposal No. 2. Broker non-votes are inapplicable for this “routine” proposal. MacAndrews & Forbes has informed the Company that it will vote FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009.

Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any other stockholder of the Company, to approve and adopt Proposal No. 2.

The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009.

AUDIT FEES

The Board of Directors of Revlon, Inc. maintains its Audit Committee in accordance with applicable SEC rules and the NYSE’s listing standards. In accordance with its charter, a printable and current copy of which is available at www.revloninc.com, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the audit work of Revlon, Inc.’s independent auditors for the purpose of preparing and issuing its audit report or performing other audit, review or attest services for Revlon, Inc. The independent auditors, KPMG LLP, report directly to the Audit Committee and the Audit Committee is directly responsible for, among other things, reviewing in advance, and granting any appropriate pre-approvals of, (a) all auditing services to be provided by the independent auditor and (b) all non-audit services to be provided by the independent auditor (as permitted by the Exchange Act), and in connection therewith to approve all fees and other terms of engagement, as required by the applicable rules of the Exchange Act and subject to the exemptions provided for in such rules. The Audit Committee has an Audit Committee Pre-Approval Policy for pre-approving all permissible audit and non-audit services performed by KPMG LLP.

For each year since 2005, the Audit Committee has approved an Audit Committee Pre-Approval Policy. During 2008, an electronic printable copy of the 2008 Audit Committee Pre-Approval Policy was available at www.revloninc.com. A copy of the Audit Committee Pre-Approval Policy in effect for 2009 is attached as Annex B and an electronic printable copy of such policy is currently available at www.revloninc.com.

The aggregate fees billed for professional services by KPMG LLP in 2008 and 2007 for these various services for Revlon, Inc. and Products Corporation in the aggregate were (in millions):

Types of Fees	2008	2007

Audit Fees	4.6	$4.9
Audit-Related Fees	0.2	$0.1
Tax Fees	0.3	$0.5
All Other Fees	—	—

TOTAL FEES	5.1	$5.5

In the above table, in accordance with the SEC definitions and rules, (A) “audit fees” are fees the Company paid KPMG LLP for professional services rendered for the audits of (i) Revlon, Inc.’s and Products Corporation’s annual financial statements; (ii) the effectiveness of Revlon, Inc.’s internal control over financial reporting; and (iii) the review of financial statements included in Revlon, Inc.’s and Products Corporation’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements; (B) “audit-related fees” are fees billed by KPMG LLP for assurance and related services that are traditionally performed by the auditor, including services performed by KPMG LLP related to employee benefit plan audits and certain equity issuances, including the $100 Million Rights Offering consummated by Revlon, Inc. in January 2007, and attest services not required by statute or regulation; (C) “tax fees” are fees for permissible tax compliance, tax advice and tax planning; and (D) “all other fees” are fees billed by KPMG LLP to the Company for any permissible services not included in the first three categories.

All of the services performed by KPMG LLP for the Company during 2008 and 2007 were either expressly pre-approved by the Audit Committee or were pre-approved in accordance with the Audit Committee’s Pre-Approval Policy, and the Audit Committee was provided with regular updates as to the nature of such services and fees paid for such services.

GENERAL RULES APPLICABLE TO STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, holders of either: (1) at least $2,000 in market value of the Company’s Common Stock, or (2) 1% of the number of shares of Common Stock entitled to be voted on the proposal at the meeting, who have held such shares of Common Stock for at least one year, and who continue to hold those shares of Common Stock through the date of the 2010 Annual Meeting of Stockholders, may submit a proposal for inclusion in the Company’s proxy material for use in connection with the 2010 Annual Stockholders’ Meeting. In order to be eligible for consideration for such inclusion, the stockholder must transmit the proposal, along with: (1) his or her name; (2) address; (3) the number of shares of Common Stock that he or she holds of record or beneficially; (4) the dates on which the shares of Common Stock were acquired; (5) documentary support for claims of beneficial ownership of Common Stock that comply with Rule 14a-8; and (6) a written statement that the stockholder intends to continue to hold the Common Stock through the date of the 2010 Annual Stockholders’ Meeting, in writing, by certified mail — return receipt requested, to the Company’s Assistant Secretary, at Revlon, Inc., 237 Park Avenue, 14th Floor, New York, NY 10017, attention: Michael T. Sheehan. Stockholder proposals intended to be presented in the Company’s proxy material for use in connection with the 2010 Annual Stockholders’ Meeting must be received by the Company’s Assistant Secretary by no later than December 22, 2009.

With respect to matters not included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the Company’s By-laws require advance notice. Specifically, pursuant to Article II, Section 3 of the Company’s By-laws, in order for business to be properly brought before an annual meeting (other than business specified in the proxy material), notice of such business must be received by the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting, and must include, among other things, (i) information regarding the proposed business to be brought before such meeting; (ii) the identity of the stockholder proposing the business; and (iii) the class of shares of the Company which are owned beneficially or of record by such stockholder; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder, in order to be timely, must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such disclosure of the date of the annual meeting was made, whichever occurs first. As a result, because the 2009 Annual Meeting is within 30 days before or after the anniversary date of the 2008 Annual Stockholders’ Meeting, any notice of a stockholder nomination for candidates for the Board of Directors or any other stockholder proposal (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, of which there are none for the 2009 Annual Meeting) must have been received by the Company between March 7, 2009 and April 6, 2009. No such proposals were received. In addition, if the 2010 Annual Stockholders’ Meeting is within 30 days before or after the anniversary date of the 2009 Annual Meeting, then notice of a stockholder nomination for candidates for the Board of Directors or any other stockholder proposal (other than stockholder proposals under Rule 14a-8 under the Exchange Act) must be received by the Company between March 6, 2010 and April 5, 2010.

Rule 14a-4(c)(1) promulgated under the Exchange Act (“Rule 14a-4(c)(1)”) governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the Company’s proxy statement. The rule provides that if a proponent of a proposal fails to notify a company at least 45 days prior to the first anniversary date of the date of distributing the prior year’s proxy statement (or a date specified in an advance notice provision in the Company’s By-laws), then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. Since the Company has an advance notice provision in its By-laws, as discussed in the preceding paragraph, the 45-day period under Rule 14a-4(c)(1) does not apply. With respect to the 2009 Annual Meeting, the Company was not provided with notice of a stockholder proposal prior to April 6, 2009, and, accordingly, the Company will be permitted to use its discretionary voting authority as outlined above. With respect to the Company’s 2010 Annual Stockholders’ Meeting, assuming such meeting occurs within 30 days before or after the anniversary date of the 2009 Annual Meeting, if the Company is not provided notice of a stockholder proposal (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act) between March 6, 2010 and April 5, 2010, the Company will be permitted to use its discretionary voting authority as outlined above.

Additionally, holders of shares of Common Stock desiring to have proposals submitted for consideration at future meetings of the Company’s stockholders should consult the applicable rules and regulations of the SEC, including Rule 14a-8 under the Exchange Act, as such rule may be amended from time to time, with respect to such proposals, including the permissible number and length of proposals, the circumstances in which the Company is permitted to exclude proposals and other matters governed by such rules and regulations.

VOTING THROUGH THE INTERNET OR BY TELEPHONE

Our stockholders voting through the Internet or telephone should understand that there may be costs associated with such voting methods, such as usage charges from Internet access providers or telephone companies, which must be borne by the stockholder. To vote by telephone if you are a stockholder of record of our Common Stock as of the Record Date, call toll free 1-800-690-6903 and follow the instructions provided by the recorded message. To vote by telephone if you are a beneficial owner of our Common Stock as of the Record Date (i.e., your shares are held in a brokerage account or by another nominee), call the toll free number listed on your voting instruction form or follow the instructions provided by your broker. To vote through the Internet, log on to the Internet and go to www.proxyvote.com and follow the steps on the secure website. In either case, have your Control Number(s) listed on your Internet Notice or proxy available for voting.

ADDITIONAL INFORMATION

The Company will provide shareholders with a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC on February 25, 2009, including financial statements and financial statement schedules, and any Quarterly Reports on Form 10-Q filed thereafter, as well as copies of the Corporate Governance Guidelines, Board Guidelines for Assessing Director Independence and the charters of the Audit Committee, Compensation Committee and Governance Committee, without charge, upon written request to the Company’s Assistant Secretary, at Revlon, Inc., 237 Park Avenue, 14th Floor, New York, NY 10017, attention: Michael T. Sheehan (or via email to michael.sheehan@revlon.com). In order to ensure timely delivery of such documents prior to the 2009 Annual Meeting, any request should be sent to the Company promptly.

For your convenience, please note that current electronic printable copies of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as a copy of our Internet Notice and this Proxy Statement, are available on the Company’s website at www.revloninc.com, under the heading “SEC Filings,” as well as the SEC’s website at www.sec.gov through the Filings and Forms (EDGAR) pages. In addition, electronic printable copies of the Corporate Governance Guidelines, Board Guidelines for Assessing Director Independence, Code of Business Conduct, Audit Committee Pre-Approval Policy and the current charters of the Audit Committee, Compensation Committee and Governance Committee are available on the Company’s website at www.revloninc.com, under the heading “Corporate Governance.” Any person wishing to receive an electronic copy of Revlon’s 2008 Form 10-K, without charge, may send an email making such a request and including a return email address to michael.sheehan@revlon.com (note that the Company’s ability to respond may be subject to file size limitations imposed by Internet service providers and e-mail services).

OTHER BUSINESS

Management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the 2009 Annual Meeting. However, if any other matters properly come before the 2009 Annual Meeting, the persons designated by the Company as proxies may vote the shares of Common Stock that they represent in their discretion.

By Order of the Board of Directors

Michael T. Sheehan
Senior Vice President, Deputy General Counsel
and Assistant Secretary

New York, NY
April 21, 2009

Annex A

REVLON, INC. BOARD GUIDELINES FOR ASSESSING DIRECTOR INDEPENDENCE

Any member of the Board of Directors of Revlon, Inc. (the “Company”) satisfying the following guidelines shall be “independent”:

1. No Material Relationship with the Company.  Such Director does not have any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), as determined by the Board of Directors after taking into account all relevant facts and circumstances. For purposes of these guidelines, any transaction, relationship or arrangement that does not exceed the guidelines set forth in Sections (2) to (7) are immaterial and are not required to be considered by the Board;

2. Employment with the Company.  Such director is not, and within the last three years has not been, employed by the Company, nor are any of his or her Immediate Family members employed, or within the last three years have been employed, as an executive officer of, the Company;

3. Direct Compensation from the Company of Less than $120,000.  The Director has not received, and none of his or her Immediate Family members have received, more than $120,000 in direct compensation from the Company during any 12-month period within the last three years. In calculating such compensation, the following will be excluded — (i) Director and committee fees and pension or other forms of deferred compensation for prior service (provided such deferred compensation is not contingent in any way on continued service), (ii) compensation paid to a Director for service as an interim Chairman, CEO or other executive officer, (iii) compensation paid to an Immediate Family member for service as an employee of the Company (other than as an executive officer), and (iv) dividend or interest income and bona fide and documented reimbursed business expenses;

4. No Material Business Dealings.  The Director is not a current employee of, nor are any of the Director’s Immediate Family members a current executive officer of, a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues (as reported for the last completed fiscal year of such other company);

5. No Affiliation with the Company’s Auditor.  The Director is not a current partner or employee of a firm that is the Company’s internal or external auditor; no Immediate Family member of the Director is a current (i) partner of such a firm or (ii) employee of such a firm and personally works on the Company’s audit; and the Director and his or her Immediate Family members must not have been within the last three years a partner or employee of such a firm and who personally worked on the Company’s audit within that time;

6. No Interlocking Directorates.  The Director is not, and within the last three years has not been, employed, and no Immediate Family member of the Director is, and within the last three years has not been, employed, as an executive officer of another company where either the Company’s Chief Executive Officer or Chief Financial Officer or any other executive officer of the Company at the same time serves or served on such other company’s compensation committee; and

7. No Material Charitable Contributions.  The Director has not been an executive officer of a tax exempt organization to which the Company has made charitable contributions exceeding the greater of (1) $1 million per year or (2) 2% of the tax exempt organization’s annual consolidated gross revenues from all sources, in each case as measured during the tax exempt organization’s last completed fiscal year.

For purposes of these guidelines —

1. references to the “Company” in items 1 through 7 above include any parent and subsidiary entities within Revlon, Inc.’s consolidated group;

2. references to a member of a Director’s “Immediate Family” include his or her spouse, parents, children, siblings, mother- and father-in-law, daughters- and sons-in-law, sisters- and brothers-in-law and anyone who share such Director’s home (excluding employees); provided that individuals who are no longer Immediate Family

A-1

members as a result of legal separation or divorce, or those who have died or become incapacitated, as well as step-children that do not share such Director’s home or the in-laws of such step-children, do not need to be considered; and

3. the term “executive officer” means a president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller) of the Company, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of the Company’s parent or subsidiaries shall be deemed “executive officers” of the Company if they perform such policy-making functions for the Company.

Last updated as of September, 2008.

A-2

Annex B

REVLON, INC.

2009 AUDIT COMMITTEE PRE-APPROVAL POLICY

I. Statement of Principles

The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditor, KPMG LLP (“KPMG LLP” or the “independent auditor”), in order to assure that KPMG LLP’s provision of such services do not impair its independence. Unless a type of service to be provided by the independent auditor is within the pre-approved services and dollar limits set forth in the appendices attached to this Policy, the provision of such service by the independent auditor will require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit Services, Audit-Related Services, Tax Services and All Other Services that have the general pre-approval of the Audit Committee for 2009, as well as the applicable dollar limits for the particular services. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on its subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

II. Delegation

The Audit Committee may delegate pre-approval authority to one or more of its members for Audit-Related, Tax Services or All Other Services, each as defined below, to be provided by the independent auditor (but excluding Annual Audit Services referred to in Section III below and prohibited services referred to in Section VII below). Specifically, the Chairman of the Audit Committee may approve services which are not Annual Audit Services referred to in Section III below or prohibited services referred to in Section VII below if the fees as to any applicable project will not exceed $35,000, provided that the independent auditor complies with any applicable rules or requirements of this Policy to document the services to the Audit Committee and to discuss such services with the Audit Committee. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at least quarterly on the services provided by KPMG LLP and the approximate fees paid or payable to KPMG LLP for such services provided by KPMG LLP during the preceding quarter, including a report on any services pre-approved during such quarter by the Chairman of the Audit Committee pursuant to this Section II.

III. Audit Services

The terms and fees of the annual Audit Services engagement, including, without limitation, the independent auditor’s services in connection with the audit of the Company’s annual financial statements, the independent auditor’s review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q and the independent auditor’s testing and attestation on management’s report on the effectiveness of the Company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the foregoing annual Audit Services engagement, the Audit Committee may grant pre-approval for other Audit Services, which are those services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for those fiscal years and other services that generally only the independent auditor reasonably can provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC. The Audit Committee has pre-approved the other Audit Services listed in Appendix A, provided that such services do not exceed the pre-approved fees set forth on Appendix A. All other Audit Services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor, and in each case which are not covered by the Audit Services described in Section III. Such services could include, among other things, employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, attest services and internal control reviews that are not required by statute and regulation and consultations concerning financial accounting and reporting standards. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved the Audit-Related Services listed in Appendix B, provided that such services do not exceed the pre-approved fees set forth on Appendix B. All other Audit-Related Services not listed in Appendix B must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation authority under Section II above. As to all non-audit internal control services for the Company, the independent auditor must — (1) describe in writing to the Audit Committee the scope of the proposed non-audit internal control service; (2) discuss with the Audit Committee any potential effects on the independent auditor’s independence that could be caused by the independent auditor’s performance of the proposed non-audit internal control service; and (3) document the substance of such discussions with the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide certain Tax Services to the Company, such as (i) tax compliance (e.g., preparing original and amended state and federal corporate tax returns, planning for estimated tax payments and preparation of tax return extensions); (ii) tax advice; and (iii) tax planning , without impairing the auditor’s independence. Tax advice and tax planning could include, without limitation, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and employee benefit plans and request for rulings or technical advice from taxing authorities. However, the Audit Committee will not permit the retention of the independent auditor (or any affiliate of the independent auditor) in connection with the provision of any prohibited tax service listed in Exhibit 1 to the Company or its affiliates, as the PCAOB has determined that such prohibited tax services would impair the independent auditor’s independence.

The Audit Committee has pre-approved the Tax Services listed in Appendix C, provided that such services do not exceed the pre-approved fees set forth on Appendix C. All other Tax Services for the Company not listed in Appendix C must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation authority under Section II above, provided that the independent auditor complies with any applicable rules and the following requirements to document the applicable Tax Services to the Audit Committee and to discuss such services with the Audit Committee.

As to all Tax Services for the Company, the independent auditor must — (1) describe in writing to the Audit Committee the scope of the proposed Tax Service, the proposed fee structure for the engagement and any agreement between the independent auditor and the Company and its affiliates relating to the proposed Tax Service; (2) describe in writing to the Audit Committee any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the independent auditor or any of its affiliates and any person (other than the Company and its affiliates) with respect to the promoting, marketing or recommending of any transaction covered by the Tax Service; (3) discuss with the Audit Committee any potential effects of the proposed Tax Services on the independence of the independent auditor; and (4) document the substance of such discussions with the Audit Committee.

VI. All Other Services

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, and would not impair the independence of the auditor, provided such All Other Services may not include Audit Services referred to in Section III above or prohibited services referred to in Section VII below. The Audit Committee has pre-approved the All Other Services listed in Appendix D, provided that such services do not exceed the pre-approved fees set forth on Appendix D. Permissible All Other Services other than those listed in Appendix D must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation authority under Section II above.

VII. Prohibited Services

The Company will not retain its independent auditors for any services that are “prohibited services” as defined by applicable statutes or regulations, as may be in effect from time to time, including without limitation, those services prohibited by Section 201(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s or the PCAOB’s rules and regulations and such other rules and regulations as may be promulgated thereunder from time to time. Attached to this policy as Exhibit 1 is a current list of the SEC’s and PCAOB’s prohibited non-audit services as of November 1, 2007, including prohibited tax services.

VIII. Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

IX. Procedures

Requests or applications to provide services that require specific approval by the Audit Committee may be submitted to the Audit Committee by the independent auditor and any of the Company’s Chief Financial Officer, Corporate Controller or Chief Legal Officer.

Appendix A

Pre-Approved Audit Services for Fiscal Year 2009

Dated: November 4, 2008

Total Pre-Approved
Annual Fees for
Pre-Approved Audit
Service	Services:

Statutory audits or financial audits for subsidiaries of the Company	$50,000
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year 2009

Dated: November 4, 2008

Total Pre-Approved
Annual Fees for
Pre-Approved
Audit-Related
Service	Services:

1. Due diligence services pertaining to potential business acquisitions/dispositions	$200,000
2. Financial statement audits of employee benefit plans
3. Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters
4. Attest services and internal control reviews not required by statute or regulation
5. Audit work in connection with liquidations and contract terminations; legal entity dissolution/restructuring assistance; and inventory audits

The foregoing pre-approval of non-audit internal control services identified on this Appendix B is subject in all cases to compliance with Section IV of this Pre-Approval Policy, including without limitation, compliance with applicable rules to document the services to the Audit Committee and to discuss such services with the Audit Committee.

Appendix C

Pre-Approved Tax Services for Fiscal Year 2009*

Dated: November 4, 2008

Total Pre-Approved
Annual Fees for
Pre-Approved
Service	Tax Services:

1. U.S. federal, state and local tax compliance, including, without limitation, review of income, franchise and other tax returns	$300,000
2. International tax compliance, including, without limitation, review of income, franchise and other tax returns
3. U.S. federal, state and local tax advice, including, without limitation, general tax advisory services
4. International tax advice, including, without limitation, intercompany pricing and advanced pricing agreement services, general tax advisory services and tax audits and appeals services

*	The foregoing pre-approval of Tax Services identified on this Appendix C is subject in all cases to compliance with Section V of this Pre-Approval Policy, including without limitation, compliance with applicable rules to document the services to the Audit Committee and to discuss such services with the Audit Committee.

Appendix D

Pre-Approved All Other Services for Fiscal Year 2009

Dated: November 4, 2008

Total Pre-Approved
Annual Fees for
Pre-Approved
Service	All Other Services:

All Other Services approved by the Chairman of the Audit Committee pursuant to Section II of this policy, provided that the independent auditor complies with any applicable rules and requirements of this Policy to document the services to the Audit Committee and to discuss such services with the Audit Committee (and in each case excluding Audit Services described in Section III and prohibited services described in Section VII).
$35,000 per project

Exhibit 1

I.	PROHIBITED NON-AUDIT SERVICES

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation*

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports*

•	Actuarial services*

•	Internal audit outsourcing services*

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

Each of these prohibited services is subject to applicable exceptions under the SEC’s rules.

II.	PROHIBITED TAX SERVICES

The PCAOB has determined the following services to be “Prohibited Tax Services” for the independent auditor (including any affiliate of the independent auditor, as defined in PCAOB Rule 3501(a)(i)):

•	any service or product by the independent auditor or any of its affiliates for the Company and its affiliates for a contingent fee or a commission, including any fee established for the sale of a product or the performance of any service pursuant to an arrangement in which no fee would be payable unless a specified finding or result is attained or the amount of the fee is otherwise dependent on the finding or result of such product or service, taking into account any rights to reimbursements, refunds or other repayments that could modify the amount received in a manner that make it contingent on a finding or result (excluding fees where the amount is fixed by courts or other public authorities and is not dependent on a finding or result), or the independent auditor or any of its affiliates receives, directly or indirectly, a contingent fee or commission;

•	non-audit services by the independent auditor or any of its affiliates for the Company and its affiliates related to marketing, planning or opining in favor of the tax treatment of a “confidential transaction” as defined under PCAOB Rule 3501(c)(i) or an “aggressive tax position transaction” (including, without limitation, any transaction that is a “listed transaction” under applicable U.S. Treasury regulations) that was (i) initially recommended, directly or indirectly, by the independent auditor or another tax advisor with which the independent auditor has a formal agreement or other arrangement related to the promotion of such transactions, and (ii) a significant purpose of which is tax avoidance, unless the proposed tax treatment is at least more likely than not to be allowable under applicable tax laws; and

•	tax services by the independent auditor or any of its affiliates for persons that serve in a financial reporting oversight role at the Company or its affiliates, including any employee who is in a position to, or does, exercise influence over the contents of the Company’s financial statements or any employee who prepares the financial statements, including, without limitation, the Company’s chief executive officer, president, chief financial officer, chief operating officer, general counsel, chief accounting officer, controller, director of internal audit, director of financial reporting, treasurer or any equivalent position, including for any immediate family member of such employees (being such employee’s spouse, spousal equivalent and dependents), but excluding tax services for (i) any person that serve in a financial reporting oversight role for the Company or its affiliates solely because such person serves as a member of the Board of Directors, the Audit Committee, any other Board committee or similar management or governing body of the Company or its affiliates (in each case who do not otherwise occupy an employment position in a financial oversight role), (ii) any person serving in a financial reporting oversight role at the Company or its affiliates only because of such person’s relationship to an affiliate of the Company if such affiliate’s financial statements (1) are not material to the Company’s consolidated financial statements or (2) are audited by an auditor other than the Company’s independent auditor or its associated persons and (iii) employees who were not in a financial reporting oversight role for the Company or its affiliates before a hiring, promotion or other change in employment event and the tax services were provided by the independent auditor or any of its affiliates to such person pursuant to an engagement in process before the hiring, promotion or other change in employment event, provided that such tax services are completed on or before 180 days after the hiring or promotion event.

VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and to elect electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the web site as you will need the Control Number and follow the instructions to submit your electronic voting instruction form. REVLON, INC. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS 237 PARK AVENUE If you would like to reduce the costs incurred by our company in mailing proxy NEW YORK, NY 10017 materials, you can consent to receiving all future notices of availability of proxy materials, proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call as you will need the Control Number and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, for receipt prior to the closing of the voting polls for the 2009 Annual Stockholders’ Meeting. ATTEND MEETING See the accompanying proxy statement for pre-registration instructions and assistance with directions in order to attend, and vote at, the annual meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: REVLN1 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY REVLON, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the THE BOARD OF DIRECTORS RECOMMENDS A number(s) of those nominee(s) on the line below. VOTE “FOR” THE ELECTION OF ALL NOMINATED DIRECTORS AND “FOR” PROPOSAL 2. 0 0 0 Vote On Directors 1. ELECTION OF DIRECTORS OF REVLON, INC. NOMINEES: 01) Ronald O. Perelman 07) David L. Kennedy 02) Alan S. Bernikow 08) Debra L. Lee 03) Paul J. Bohan 09) Tamara Mellon 04) Alan T. Ennis 10) Barry F. Schwartz 05) Meyer Feldberg 11) Kathi P. Seifert 06) Ann D. Jordan 12) Kenneth L. Wolfe Vote On Proposal For Against Abstain 2. Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009. 0 0 0 3. Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. For address changes and/or comments, please check this box and 0 Yes No write them on the back where indicated. Please indicate if you plan to attend this meeting. 0 0 NOTE: Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ANNUAL MEETING OF STOCKHOLDERS OF REVLON, INC. to be held on June 4, 2009 at 10:00 A.M. Eastern Time at the Company’s offices at 237 Park Avenue, 13th Floor, New York, NY 10017 CLASS A COMMON STOCK Please date, sign and mail your proxy card in the envelope provided as soon as possible. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. ??Please detach along perforated line and mail in the envelope provided.??REVLN2 CLASS A COMMON STOCK REVLON, INC. Proxy for June 4, 2009 Annual Meeting of Stockholders The undersigned hereby appoints Robert K. Kretzman, Michael T. Sheehan and Marc R. Esterman as proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Class A Common Stock of Revlon, Inc. held of record by the undersigned at the close of business on April 9, 2009, at the Annual Meeting of Stockholders to be held at 10:00 A.M. on June 4, 2009 or any postponement or adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE TWELVE NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSAL 2. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (To be signed on Reverse Side)

VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and to elect electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the web site as you will need the Control Number and follow the instructions to submit your electronic voting instruction form. REVLON, INC. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS 237 PARK AVENUE If you would like to reduce the costs incurred by our company in mailing proxy NEW YORK, NY 10017 materials, you can consent to receiving all future notices of availability of proxy materials, proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call as you will need the Control Number and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, for receipt prior to the closing of the voting polls for the 2009 Annual Stockholders’ Meeting. ATTEND MEETING See the accompanying proxy statement for pre-registration instructions and assistance with directions in order to attend, and vote at, the annual meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: REVLN3 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY REVLON, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the THE BOARD OF DIRECTORS RECOMMENDS A number(s) of those nominee(s) on the line below. VOTE “FOR” THE ELECTION OF ALL NOMINATED DIRECTORS AND “FOR” PROPOSAL 2. 0 0 0 Vote On Directors 1. ELECTION OF DIRECTORS OF REVLON, INC. NOMINEES: 01) Ronald O. Perelman 07) David L. Kennedy 02) Alan S. Bernikow 08) Debra L. Lee 03) Paul J. Bohan 09) Tamara Mellon 04) Alan T. Ennis 10) Barry F. Schwartz 05) Meyer Feldberg 11) Kathi P. Seifert 06) Ann D. Jordan 12) Kenneth L. Wolfe Vote On Proposal For Against Abstain 2. Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009. 0 0 0 3. Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. For address changes and/or comments, please check this box and 0 Yes No write them on the back where indicated. Please indicate if you plan to attend this meeting. 0 0 NOTE: Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ANNUAL MEETING OF STOCKHOLDERS OF REVLON, INC. to be held on June 4, 2009 at 10:00 A.M. Eastern Time at the Company’s offices at 237 Park Avenue, 13th Floor, New York, NY 10017 CLASS B COMMON STOCK Please date, sign and mail your proxy card in the envelope provided as soon as possible. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. ??Please detach along perforated line and mail in the envelope provided.??REVLN4 CLASS B COMMON STOCK REVLON, INC. Proxy for June 4, 2009 Annual Meeting of Stockholders The undersigned hereby appoints Robert K. Kretzman, Michael T. Sheehan and Marc R. Esterman as proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Class B Common Stock of Revlon, Inc. held of record by the undersigned at the close of business on April 9, 2009, at the Annual Meeting of Stockholders to be held at 10:00 A.M. on June 4, 2009 or any postponement or adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE TWELVE NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSAL 2. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (To be signed on Reverse Side)

VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and to elect electronic delivery of information up until June 1, 2009. Have your proxy card in hand when you access the web site as you will need the Control Number and follow the instructions to submit your electronic voting instruction form. REVLON, INC. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy 237 PARK AVENUE materials, you can consent to receiving all future notices of availability of proxy NEW YORK, NY 10017 materials, proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until June 1, 2009. Have your proxy card in hand when you call as you will need the Control Number and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, for receipt prior to the closing of the voting polls for the 2009 Annual Stockholders’ Meeting. ATTEND MEETING See the accompanying proxy statement for pre-registration instructions and assistance with directions in order to attend, and vote at, the annual meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: REVLO1-#900 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY REVLON, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the THE BOARD OF DIRECTORS RECOMMENDS A number(s) of those nominee(s) on the line below. VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. 0 0 0 Vote On Directors 1. ELECTION OF DIRECTORS OF REVLON, INC. NOMINEES: 01) Ronald O. Perelman 07) David L. Kennedy 02) Alan S. Bernikow 08) Debra L. Lee 03) Paul J. Bohan 09) Tamara Mellon 04) Alan T. Ennis 10) Barry F. Schwartz 05) Meyer Feldberg 11) Kathi P. Seifert 06) Ann D. Jordan 12) Kenneth L. Wolfe Vote On Proposal For Against Abstain 2. Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009. 0 0 0 3. Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY BY JUNE 1, 2009 IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. For address changes and/or comments, please check this box and 0 Yes No write them on the back where indicated. Please indicate if you plan to attend this meeting. 0 0 NOTE: Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ANNUAL MEETING OF STOCKHOLDERS OF REVLON, INC. to be held on June 4, 2009 at 10:00 A.M. Eastern Time at the Company’s offices at 237 Park Avenue, 13th Floor, New York, NY 10017 REVLON EMPLOYEES’ SAVINGS, INVESTMENT AND PROFIT SHARING PLAN PARTICIPANTS Please date, sign and mail your proxy card in the envelope provided as soon as possible. To have the plan trustee follow your voting instructions, this proxy card must be returned by June 1, 2009 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Please detach along perforated line and mail in the envelope provided. REVLO2-#900 REVLON EMPLOYEES’ SAVINGS, INVESTMENT AND PROFIT SHARING PLAN REVLON, INC. PROXY CARD FOR JUNE 4, 2009 ANNUAL MEETING OF STOCKHOLDERS FOR REVLON EMPLOYEES’ SAVINGS, INVESTMENT AND PROFIT SHARING PLAN (THE “PLAN”) PARTICIPANTS The undersigned hereby appoints Robert K. Kretzman, Michael T. Sheehan and Marc R. Esterman as proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Class A Common Stock of Revlon, Inc. held of record by the Plan for the account of the undersigned at the close of business on April 9, 2009, at the Annual Meeting of Stockholders to be held at 10:00 A.M. on June 4, 2009 or any postponement or adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE TWELVE NOMINEES AS DIRECTORS FOR ELECTION AND FOR PROPOSAL 2. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (To be signed on Reverse Side)